UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Precipio, Inc.

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4 Science Park

New Haven, Connecticut 06511

May 18, 2018

Dear Stockholder:

You are cordially invited to attend our 2018 Annual Meeting of Stockholders, which will be held at our principal executive offices, 4 Science Park, New Haven, Connecticut, on Friday, June 15, 2018 at 9:30 a.m. local time.

At the 2018 Annual Meeting, stockholders will be asked to vote on each of the six proposals set forth in the Notice of Annual Meeting of Stockholders and the proxy statement, which describe the formal business to be conducted at the 2018 Annual Meeting and follow this letter.

It is important that your shares are represented and voted at the 2018 Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the 2018 Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or vote electronically via the Internet or by telephone, if permitted by the broker or other nominee that holds your shares. Voting electronically, by telephone, or by returning your proxy card in advance of the 2018 Annual Meeting does not deprive you of your right to attend the 2018 Annual Meeting.

If you have any questions concerning the 2018 Annual Meeting and you are the stockholder of record of your shares, please contact Precipio’s CEO Ilan Danieli at (203) 787 7888 ex. 536. If your shares are held by a broker or other nominee (that is, in “street name”), please contact your broker or other nominee for questions concerning the 2018 Annual Meeting.

Thank you for your continued support. We look forward to seeing those of you who will be able to attend the 2018 Annual Meeting.

Sincerely yours,
/S/ ILAN DANIELI
Ilan Danieli
Chief Executive Officer

4 Science Park

 New Haven, Connecticut 06511

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2018 Annual Meeting of Stockholders of Precipio, Inc. (the “Company”) will be held at our principal executive offices, 4 Science Park New Haven Connecticut, on Friday, June 15, 2018 at 9:30 a.m. local time, for the following purposes:

(1)	To elect Michael A. Luther, Ph.D. and Mark Rimer as Class III directors for terms to expire in 2021;

(2)	To hold an advisory (non-binding) vote to approve named executive compensation;

(3)	To hold an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation;

(4)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2018;

(5)	To approve, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance of more than 20% of the Company’s common stock pursuant to a certain securities purchase agreement dated April 20, 2018 (the “Agreement”) with certain investors whose names are set out in the Agreement pursuant to which the Company may issue up to approximately $3,296,703.30 in 8% Senior Secured Convertible Promissory Notes with 100% common stock warrant coverage (the “Convertible Note Transaction”);

(6)

To approve, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance of more than 20% of the Company’s common stock to certain of the Company’s creditors and/or holders of claims against the Company in exchange for cancellation of indebtedness of the Company to such creditors and/or claim holders (“Settlement Issuances Transaction”); and

(7)	To transact such other business as may properly come before the 2018 Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on May 23, 2018 are entitled to notice of, and to vote at, the 2018 Annual Meeting.

By Order of the Board of Directors
/S/ ILAN DANIELI
Ilan Danieli, Chief Executive Officer

Connecticut

May 18, 2018

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 15, 2018: This Proxy Statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including financial statements, are available on the Internet at http://precipiodx.com. Under rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet. The information contained on or that may be obtained from our website is not, and shall not be, deemed to be, a part of this Proxy Statement. You can review filings we make with the SEC at its website (www.sec.gov), including our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports electronically filed or furnished pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Code of Conduct and Ethics and the charters of our Nominating and Governance Committee, Audit Committee, and Compensation Committee of the Board of Directors may be accessed within the Investor Relations section of our website.

4 Science Park

New Haven, Connecticut 06511

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

of

PRECIPIO, INC.

GENERAL INFORMATION

We are sending this Proxy Statement to you in connection with our request for your proxy to use at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Precipio, Inc. (the “Company”), to be held on June 15, 2018 at 9:30 a.m., local time, at our offices located at 4 Science Park New Haven, Connecticut 06511. Only stockholders of record as of the close of business on May 23, 2018 (the “Record Date”) are entitled to vote at the Annual Meeting. This Proxy Statement, along with the Notice of the Annual Meeting, the Annual Report to Stockholders and a proxy card are being first mailed to stockholders on or about May 29, 2018.

Your proxy is being solicited by the Board of Directors of the Company (the “Board”) and will give each member of the Board and our Chief Executive Officer the power to vote on your behalf at the Annual Meeting. All shares of the Company’s voting stock represented by properly executed and unrevoked proxies will be voted by a member of the Board or the Chief Executive Officer in accordance with the directions given by those proxies. Where no instructions are indicated, the Board or the Chief Executive Officer will vote as follows: (1) “FOR” the elections of Michael A. Luther, Ph.D. and Mark Rimer as Class III directors for terms to expire in 2021 (“Proposal One”), (2) “FOR” the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers, as set forth in this Proxy Statement (“Proposal Two”), (3) “FOR” the approval on an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation (“Proposal Three”); (4) “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2018 (“Proposal Four”); (5) “FOR” the approval, for purposes of complying with applicable NASDAQ Listing Rules, of the potential issuance of more than 20% of the Company’s common stock in respect of Convertible Note Transaction (“Proposal Five”) and “FOR” the approval, for purposes of complying with applicable NASDAQ Listing Rules, of the potential issuance of more than 20% of the Company’s common stock to certain of the Company’s creditors and/or holders of claims against the Company in exchange for cancellation of indebtedness of the Company to such creditors and/or claim holders (“Settlement Issuances Transaction (“Proposal Six”) (Proposals One to Six shall jointly be referred to herewith as the “Proposals”). In addition, the Board believes outstanding voting shares owned by current executive officers and directors of the Company will be voted “FOR” each of the Proposals.

You may revoke your proxy at any time before it is exercised by a member of the Board or the Chief Executive Officer at the Annual Meeting. If you decide to do this, you will need to give the Secretary of the Company written notice that you want to revoke the proxy or you can submit a new proxy to the Secretary, or submit a new vote electronically via the Internet or by telephone. In addition, if you attend the Annual Meeting in person, you may withdraw your proxy and vote in person. Stockholders entitled to vote and represented by properly executed, returned and unrevoked proxies will be considered present at the Annual Meeting for purposes of establishing a quorum. This includes shares for which votes are withheld, abstentions are cast or there are broker non-votes. The holders of our common stock representing at least a majority of our voting stock issued and outstanding on the Record Date must be present at the Annual Meeting, either in person or by proxy, in order for there to be a quorum.

Under rules that govern banks, brokers and others who have record ownership of company stock held in brokerage accounts for their clients who beneficially own the shares, these banks, brokers and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote.”

Under rules related to discretionary voting and broker non-votes, banks, brokers and other such record holders are no longer permitted to vote the uninstructed shares of their customers on a discretionary basis in the election of directors or on executive compensation program matters. Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposal One (election of the Class III directors), Proposal Two (advisory (non-binding) vote to approve named executive compensation), Proposal Three (advisory (non-binding) vote on the frequency of future advisory votes on executive compensation), Proposal Five (approval, in compliance with applicable NASDAQ Listing Rules, of the potential issuance of more than 20% of the Company’s common stock in respect of the Convertible Note Transaction) and Proposal Six (approval, for purposes of complying with applicable NASDAQ Listing Rules, of the potential issuance of more than 20% of the Company’s common stock to certain of the Company’s creditors and/or holders of claims against the Company in exchange for cancellation of indebtedness of the Company to such creditors and/or claim holders (“Settlement Issuances Transaction). As a result, if you hold your shares in street name and you do not instruct your bank, broker or other such holder how to vote your shares for Proposals One through Three and Proposals Five and Six, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted. Proposal Four (ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2018) should be considered a routine matter. Therefore, your broker will be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name.

Required Votes

On the Record Date there were 19,668,572 issued and outstanding shares of our common stock. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

Proposal One – Election of Michael A. Luther, Ph.D. and Mark Rimer as Class III directors for terms to expire in 2021. The directors must be elected by a plurality vote. Our stockholders do not have the right to cumulate votes in the election of directors. If a stockholder votes to “abstain” with respect to this proposal, such stockholder’s shares will not be voted with respect to this proposal. Broker non-votes and withheld votes will not be counted as votes cast for this proposal and as such will have no impact on the outcome of this proposal.

Proposal Two – Approval, on an advisory basis (non-binding), of the compensation of our named executive officers, as set forth in this Proxy Statement. The affirmative vote of a majority of the voting power present in person or represented by proxy held by the holders of our common stock at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as set forth in this Proxy Statement. Abstentions will be counted as votes against this proposal. Broker non-votes will not be counted as votes cast for this proposal.

Proposal Three – Approval, on an advisory basis (non-binding), on the frequency of future advisory votes on executive compensation, as set forth in this Proxy Statement. The affirmative vote of a majority of the voting power present in person or represented by proxy held by the holders of our common stock at the Annual Meeting is required to approve, on an advisory basis, the frequency of future advisory votes on executive compensation, as set forth in this Proxy Statement. Abstentions will be counted as votes against this proposal. Broker non-votes will not be counted as votes cast for this proposal.

Proposal Four – Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2018. The affirmative vote of a majority of the voting power present in person or represented by proxy held by the holders of our common stock at the Annual Meeting is required to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions will be counted as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Proposal Five – Approval of potential issuance of more than 20% of the Company’s common stock for the purposes of compliance with applicable NASDAQ Listing Rules in resepct of the Convertible Note Transaction. The affirmative vote of a majority of the voting power present in person or represented by proxy held by the holders of our common stock at the Annual Meeting is required to approve the potential issuance of more than 20% of the Company’s common stock for the purposes of compliance with applicable NASDAQ Listing Rules in respect of the Transaction. Abstentions will be counted as votes against this proposal. Broker non-votes will not be counted as votes cast for this proposal.

Proposal Six – Approval of potential issuance of more than 20% of the Company’s common stock for the purposes of compliance with applicable NASDAQ Listing Rules in respect of the Settlement Issuances Transaction. The affirmative vote of a majority of the voting power present in person or represented by proxy held by the holders of our common stock at the Annual Meeting is required to approve the potential issuance of more than 20% of the Company’s common stock for the purposes of compliance with applicable NASDAQ Listing Rules in respect of the Settlement Issuances Transaction. Abstentions will be counted as votes against this proposal. Broker non-votes will not be counted as votes cast for this proposal.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP BY

PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS

Beneficial Ownership of Common Stock

On the Record Date there were 19,668,572 issued and outstanding shares of our common stock.

The following table provides information known to the Company with respect to beneficial ownership of the Company’s common stock by its directors, by its named executive officers, by all of its current executive officers and directors as a group, and by each person the Company believes beneficially owns more than 5% of its outstanding common stock as of April 13, 2018. Percentage ownership calculations for beneficial ownership for each person or entity are based on 19,668,572 shares outstanding as of April 13, 2018. The number of shares beneficially owned by each person or group as of April 13, 2018 includes shares of the Company’s common stock that such person or group had the right to acquire on or within 60 days after April 13, 2018, including, but not limited to, upon the exercise of options, warrants to purchase common stock or the conversion of securities into common stock. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Precipio, Inc., 4 Science Park, New Haven, CT 06511. Beneficial ownership information of persons other than our current executive officers and directors is based on available information including, but not limited to, Schedules 13D, 13F or 13G filed with the Securities and Exchange Commission (the “SEC”) or information supplied by these persons.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Randal J. Kirk (1)	1,768,915	8.8%

Executive Officers and Directors:
Ilan Danieli (2)	169,714	*
Carl R. Iberger (3)	17,060	*
Jeffrey Cossman, M.D. (4)	15,776	*
Dr. Michael A. Luther (5)	16,110	*
David S. Cohen (6)	1,086,647	5.5%
Samuel Riccitelli (4)	15,776	*
Mark Rimer (7)	1,252,673	6.3
Douglas Fisher, M.D. (4)	15,776	*
All executive officers and directors as a group (8 persons) (8)	2,589,532	13.1%

*	Represents beneficial ownership of less than 1% of the shares of Common Stock.

(1)	Consists of (i) 1,359,121 shares of Common Stock and (ii) 409,794 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock that are currently exercisable. Based solely on information provided to the Company by the stockholder and disclosed in a Schedule 13D/A filed on September 5, 2017. The total of the shares of Common Stock and the warrants to purchase shares of Common Stock are held by the following companies: Third Security Senior Staff 2008 LLC, Third Security Staff 2010 LLC, Third Security Incentive 2010 LLC and Third Security Staff 2014 LLC. These companies are managed by Third Security, LLC, which is managed by Randal J. Kirk. Mr. Randal J. Kirk could be deemed to have indirect beneficial ownership of these shares. The business address of these beneficial owners is 1881 Grove Avenue, Radford, Virginia 24141.

(2)	Consists of 169,714 shares of Common Stock owned by IDP Holdings, LLC. Mr. Danieli is the sole member and manager of IDP Holdings, LLC.

(3)	Consists of 17,060 shares of Common Stock owned by Mr. Iberger.

(4)	Consists of 15,776 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after April 13, 2018.

(5)	Consists of 16,110 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after April 13, 2018.

(6)	Consists of (i) 860,881 shares of Common Stock; (ii) 210,379 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock that are currently exercisable; and (iii) 15,387 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after April 13, 2018. Based on information provided to the Company by the stockholder and disclosed in a Schedule 13G filed on July 11, 2017. The business address for David S. Cohen is 299 Bishop Avenue, Bridgeport, Connecticut 06610.

(7)	Consists of (i) 686,874 shares of Common Stock held by Chenies Investor LLC; (ii) 340,913 shares of Common Stock held by Chenies Management LLC; (iii) 4,179 shares of Common Stock held by Precipio Employee Holdings, LLC; (iv) warrants to purchase 175,390 shares of Common Stock held by Chenies Investor LLC; (v) warrants to purchase 29,541 shares of Common Stock held by Chenies Management LLC; and (vi) 15,776 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after April 13, 2018 held directly by Mr. Rimer. Mr. Rimer is managing member of Chenies Investor LLC and Chenies Management LLC. Based on information provided to the Company by the stockholder and disclosed in a Schedule 13D/A filed on October 17, 2017.

(8)	Includes shares which may be acquired by executive officers and directors as a group within 60 days after April 13, 2018 through the exercise of stock options or warrants.

PROPOSAL ONE: ELECTION OF DIRECTORS

Board of Directors and Committees

Our Board consists of seven directors. The Board is divided into three classes with directors in each class serving for a term of three years. The terms of office of the current Class I, Class II and Class III directors will expire in 2019, 2020 and 2018, respectively. Our directors are elected by the holders of our common stock. There are two directors in each of Class I and Class III and three directors in Class II.

Ilan Danieli and David Cohen are Class I directors, Samuel Riccitelli, Douglas Fisher, M.D. and Jeffrey Cossman, M.D. are Class II directors and Michael A. Luther, Ph.D. and Mark Rimer are Class III directors.

The Board has nominated Michael A. Luther, Ph.D. and Mark Rimer for election by the stockholders as the Class III directors to serve three-year terms expiring in 2021. Each of the nominated directors has expressed his intention to continue to serve on the Board if elected. There are no arrangements or understandings between each of the directors and any other person pursuant to which they were selected as nominees.

Our Amended and Restated Bylaws provide that directors are elected by a plurality vote. Therefore, our directors will be elected as if they are the nominees receiving the highest number of affirmative votes. This means that votes withheld and broker non-votes with respect to the election of the directors will have no effect on the election of such directors. If one of the directors is unable to serve as a director, the Board may nominate a substitute nominee. In that case, the Board will vote all valid proxies that voted in favor of the director that is unable to serve, for the election of the substitute nominee.

Certain biographical information regarding our director nominees and directors continuing in office after the Annual Meeting, including their ages as of May 23, 2018 and the dates that they were first elected to our Board, is set forth below. In each individual’s biography we have highlighted specific experience, qualifications, and skills that have led the Board to conclude that such individual is a valued member of our Board. In addition to these specific attributes, all of our directors have significant expertise in one or more areas of importance to our business and have high-level managerial experience in relatively complex organizations or are accustomed to dealing with complex problems. We believe all of our directors are individuals of high character and integrity, are able to work well with others, and have sufficient time to devote to the affairs of our company.

The Board of Directors recommends that you vote “FOR” the director nominees named in Proposal One.

Vote Required

The directors must be elected by the affirmative vote of a plurality of the outstanding common stock. Our stockholders do not have the right to cumulate votes in the election of directors. If a stockholder votes to “abstain” with respect to this proposal, such stockholder’s shares will not be voted with respect to this proposal. Broker non-votes and withheld votes will not be counted as votes cast for this proposal and as such will have no impact on the outcome of this proposal.

Information about our Board of Directors

NAME	AGE	Position	Board member since year	Term expiry
Ilan Danieli	46	Chief Executive Officer and Director	2017	2019
Michael Luther, Ph.D.	61	Director, Member of Audit Committee and Compensation Committee	2014	2018
David Cohen	59	Director	2017	2019
Douglas Fisher, M.D.	41	Director, Member of the Compensation Committee and Audit Committee	2017	2020
Jeffrey Cossman, M.D.	70	Director, Member of the Compensation Committee and the Nominating and Corporate Governance Committee	2017	2020
Samuel Riccitelli	59	Chairman, Director, Member of the Audit Committee and the Nominating and Corporate Governance Committee	2017	2020
Mark Rimer	36	Director, Member of the Compensation Committee and the Nominating and Corporate Governance Committee	2017	2018

Samuel Riccitelli

Mr. Riccitelli has been an independent consultant since February 2017. Mr. Riccitelli served as President and Chief Executive Officer from October 2012 to February 2017 and on the Board of Directors since June 2014 of Miragen Therapeutics, Inc. (formerly Signal Genetics, Inc.), a publicly traded molecular diagnostic company. From July 2011 to October 2012, Mr. Riccitelli was an independent consultant. From October 2001 to June 2011, he served as the Executive Vice President and Chief Operating Officer of Genoptix, Inc., a publicly traded diagnostic services company focused on the needs of community hematologists and oncologists. From 1995 to 2001, he served in a number of research and development and general management leadership positions for Becton, Dickinson and Company. From 1989 to 1994, he served in several positions at Puritan-Bennett Corporation, including, most recently, as general manager. Mr. Riccitelli has served as a member of the board of directors of Orthopediatrics, Inc. since December 2017. Mr. Riccitelli also served on the Board of Directors of Exagen Diagnostics, Inc. from October 2011 to September 2014. He received a B.A. in Biology from Washington and Jefferson College and a M.S. Eng. degree from The University of Texas in Mechanical & Biomedical Engineering. Mr. Riccitelli was appointed as director of the Company since the Merger on June 2017. We believe Mr. Riccitelli’s deep experience in the diagnostics field, chiefly as COO of Genoptix, one of the industry’s leading diagnostic companies; as well as his experience as CEO of Signal Genetics, a publicly-traded diagnostics company, provides substantial executive experience in both the industry, and knowledge of public markets.

Mark Rimer

Mr. Rimer has been a partner at Kuzari Group, a boutique private investment group with a broad mandate to invest in full or partial buy-outs, growth capital, and venture capital across a broad range of industries since September 2009. Mr. Rimer serves on the Board of Directors of several companies, including Precipio, and is actively involved in business development roles at numerous portfolio companies. Prior to joining Kuzari, Mr. Rimer worked for a London-based private equity group, RP Capital Group, managing a number of investments across several emerging markets. Mr. Rimer is a Chartered Accountant, earned an undergraduate degree in Politics and Economics from Bristol University and an MBA from the NY Stern School of Business. Mr. Rimer was appointed as director of the Company in March 2012. Mr. Rimer has been an investor in Precipio from its inception. He brings with him not only a strong financial, accounting and investment background, but also a deep familiarity with the Company’s business model and its evolution over the years.

Jeffrey Cossman, M.D.

Dr. Cossman was a founder of and served as Chief Executive Officer and Chairman of the Board at United States Diagnostic Standards, Inc. from 2009 to 2014, and as a member of the Board of The Personalized Medicine Coalition from 2008 to 2014. Prior to that, he served as Chief Scientific Officer and as member of the Board of Directors of The Critical Path Institute, and as Medical Director of Gene Logic, Inc. He was Professor and Chairman of the Department of Pathology at Georgetown University Medical Center where he held the Oscar Benwood Hunter Chair of Pathology and he served as Senior Investigator in Hematopathology at the National Cancer Institute. He is currently a medical advisor to Epigenomics AG. Dr. Cossman holds a B.S. from the University of Michigan and an M.D. from the University of Michigan Medical School. He is board-certified in pathology and trained in pathology and hematopathology at the University of Michigan, Stanford University and the National Institutes of Health. Dr. Cossman was appointed as director of the Company since September 2017. The Board believes that, as former chair of the department of pathology of Georgetown University, a premier academic institution, Dr. Cossman provides significant insight and guidance as to how the company should execute on its model. Furthermore, his experience in the molecular field is significant to the Company’s strategy.

Douglas Fisher, M.D.

Dr. Fisher is currently an Executive in Residence at InterWest Partners LLC, a venture capital firm, where he has worked since March 2009. Dr. Fisher also works and serves as the Chief Business Officer at Sera Prognostics, Inc. since January 2015. Prior to joining InterWest, Dr. Fisher served as Vice President of New Leaf Venture Partners LLC, a private equity and venture capital firm, from January 2006 to March 2009. Prior to joining New Leaf, Dr. Fisher was a project leader with The Boston Consulting Group, Inc., a global management consulting firm, from November 2003 to February 2006. He currently serves on the board of Obalon Therapeutics, Inc., Gynesonics, Inc. and Indi Molecular, Inc., and previously served on the board of QuatRx Pharmaceuticals Company, Cardiac Dimensions, PMV Pharmaceuticals, Inc. and Sera Prognostics, Inc. Dr. Fisher holds an A.B. and a B.S. from Stanford University, an M.D. from the University of Pennsylvania School of Medicine and an MBA from The Wharton School of Business at the University of Pennsylvania. Mr. Fisher was appointed as director of the Company since September 2017. Dr. Fisher’s diverse background as both a physician, and an investor in biotech markets, is extremely beneficial to the Board in planning the Company’s strategic growth and how to approach and manage the financial markets

David Cohen

Mr. Cohen is the Chief Operating Officer and co-owner of Standard Oil of Connecticut, Inc., the largest independent petroleum retailing company in Connecticut. He founded several highly successful ventures, including: Standard Security Systems, a provider of electronic security services; ResCom Energy, a multi-state supplier of deregulated electricity; Moneo Technology Solutions, a provider of security and network infrastructure solutions; and My Gene Counsel, a cancer bioinformatics company. Mr. Cohen is also a highly experienced investor in numerous start-up and early stage businesses. He currently serves on the Boards of: eBrevia, Emme Controls, Foresite MSP, My Gene Counsel, The Platt & LaBonia Company, and Sirona Medical Technologies. Mr. Cohen holds a B.A. from Harvard College and an MBA from the Harvard Business School. Mr. Cohen was appointed as director of the Company since November 2017. Mr. Cohen brings to the Board a wealth of experience as a serial entrepreneur that has built several successful companies, as well as a strong investment track record. Mr. Cohen has been an early-stage investor in Precipio and brings his deep familiarity of the business to help guide management and the Board in its strategy.

Michael A Luther, Ph.D.

Dr. Luther has served as President and Chief Executive Officer of Bantam Pharmaceutical, LLC, a pharmaceutical company focused on the discovery and development of compounds to treat cancer with a focus on RNA translation, since March 2016. From October 2013 to October 2015, Dr. Luther was Senior Vice President and General Manager, Discovery and Development Services, at Albany Molecular Research, Inc. (NASDAQ: AMRI), a global contract research and manufacturing organization offering drug discovery, development and manufacturing services, where he was responsible for the strategic, operational and business development activities for Albany Molecular Research, Inc.’s global discovery and development divisions. From August 2012 to September 2013, Dr. Luther was Corporate Vice President of Global Discovery Research Services at Charles River Laboratories (NYSE: CRL), a global provider of products and services to pharmaceutical and biotechnology companies, government agencies and academic institutions, where he served as the general manager of the firm’s discovery business unit, including developing and implementing strategic and operating plans.

Prior to his role at Charles River, from March 2009 to August 2012, he was President and a member of the Board of Directors of the David H. Murdock Research Institute, a non-profit contract research organization located in Kannapolis, North Carolina, where he led and directed all activities of the institute, including applied research and development activities. From November 2006 to March 2009, Dr. Luther held the position of Vice President and Site Head at Merck Frosst, a pharmaceutical company in Montreal, Canada, focused on the delivery of Phase I product candidates from target to clinic for novel therapeutics in respiratory and metabolic disorders. Prior to Merck Frosst, from 1991 to 2006, he held positions of increasing responsibilities at GlaxoSmithKline, a global healthcare company that researches and develops a broad range of innovative medicines and brands, culminating in his appointment as Vice President, High Throughput Biology.

Dr. Luther holds a Bachelor of Science degree in Biology and Chemistry from North Carolina State University, a Master in Business Administration from Duke University, Fuqua School of Business, and a Ph.D. in Biophysical Chemistry from Saint Louis University School of Medicine. He served as a member of the Board of Directors of Islet Sciences, Inc., a biopharmaceutical company (OTC: ISLT), from March 2014 to June 2015. The Board selected Dr. Luther to serve as a director because it believes he possesses valuable experience in the healthcare and pharmaceutical industries and extensive strategic, scientific and business experience in such industries, which brings a unique and valuable perspective to the Board. Dr. Luther was appointed as director of the Company since April 2014.

Ilan Danieli

Mr. Danieli was the founder of Precipio Diagnostics LLC and has been its chief executive officer since 2011. Mr. Danieli assumed the role of Director of Precipio, Inc. at the time of the Merger. With over 20 years managing small and medium-size companies, some of his previous experiences include COO of Osiris, a publicly-traded company based in New York City with operations in the US, Canada, Europe and Asia; VP of Operations for Laurus Capital Management, a multi-billion dollar hedge fund; and various other entrepreneurial ventures. Mr. Danieli holds an MBA from the Darden School at the University of Virginia, and a BA in Economics from Bar-Ilan University in Israel.

Code of Business Conduct and Ethics

Our Board has adopted a code of ethical conduct that applies to our principal executive officer, principal financial officer and senior financial management. This code of ethical conduct is embodied within our Code of Business Conduct and Ethics, which applies to all persons associated with our Company, including our directors, officers and employees (including our principal executive officer, principal financial officer, principal accounting officer and controller). The Code of Business Conduct and Ethics is available in the Investor Relations section of our website at www.precipiodx.com. In order to satisfy our disclosure requirements under Item 5.05 of Form 8-K, we will disclose amendments to, or waivers of, certain provisions of our Code of Business Conduct and Ethics relating to our chief executive officer, chief financial officer, chief accounting officer, controller or persons performing similar functions on our website promptly following the adoption of any such amendment or waiver. The Code provides that any waivers of, or changes to, the Code that apply to the Company’s executive officers or directors may be made only by the Audit Committee. In addition, the Code includes updated procedures for non-executive officer employees to seek waivers of the Code.

Corporate Governance

Our Board has determined that having an independent director serve as the Chairperson of the Board is in the best interests of our stockholders. Our Chairperson of the Board is Samuel Riccitelli. Ilan Danieli, CEO, is the only member of our Board who is not an independent director. We believe that this leadership structure enhances the accountability of our CEO to the Board and strengthens the Board’s independence from management. While both Mr. Riccitelli and Mr. Danieli are actively engaged in significant matters affecting our Company, such as long-term strategy, we believe splitting these leadership positions enables Mr. Danieli to focus his efforts on running our business and managing our Company while permitting Mr. Riccitelli to focus on the governance of our Company, including Board oversight.

Director Attendance at Meetings

Our Board conducts its business through meetings of our Board, both in person and telephonic, and actions taken by written consent in lieu of meetings. During the year ended December 31, 2017, our Board held four meetings. All directors attended at least 75% of the meetings of our Board and of the committees of our Board on which they served during 2017.

Our Board encourages all directors to attend our annual meetings of stockholders unless it is not reasonably practicable for a director to do so.

Committees of our Board of Directors

Our Board has established and delegated certain responsibilities to its standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee’s primary duties and responsibilities include monitoring the integrity of our financial statements, monitoring the independence and performance of our external auditors, and monitoring our compliance with applicable legal and regulatory requirements. The functions of the Audit Committee also include reviewing periodically with our independent registered public accounting firm the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing with management and the auditors the adequacy of our internal accounting controls, reviewing with management and the auditors the financial results prior to the filing of quarterly and annual reports, reviewing fees charged by our independent registered public accounting firm and reviewing any transactions between our Company and related parties. Our independent registered public accounting firm reports directly and is accountable solely to the Audit Committee. The Audit Committee has the sole authority to hire and fire the independent registered public accounting firm and is responsible for the oversight of the performance of their duties, including ensuring the independence of the independent registered public accounting firm. The Audit Committee also approves in advance the retention of, and all fees to be paid to, the independent registered public accounting firm. The rendering of any auditing services and all non-auditing services by the independent registered public accounting firm is subject to prior approval of the Audit Committee.

The Audit Committee operates under a written charter which is available in the Investor Relations section of our website at www.precipiodx.com. The Audit Committee is required to be composed of directors who are independent under the rules of the SEC and the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”).

The current members of the Audit Committee are directors Mr. Riccitelli, the Chairperson of the Audit Committee, Dr. Fisher and Dr. Luther, all of whom have been determined by the Board to be independent under the NASDAQ listing standards and rules adopted by the SEC applicable to audit committee members. The Board has determined that Mr. Riccitelli, Dr. Fisher and Dr. Luther each qualifies as an “audit committee financial expert” under the rules adopted by the SEC and the Sarbanes Oxley Act of 2002. The Audit Committee met one time during 2017 and did not take any actions by written consent.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of internal controls and processes for that purpose. Marcum LLP (“Marcum”) acts as the Company’s independent registered public accounting firm and they are responsible for conducting an independent audit of the Company’s annual financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2017 with management of the Company and with representatives of Marcum. The Audit Committee's discussions with Marcum also included the matters required by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB). In addition, the Audit Committee received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding its communications with the Audit Committee concerning independence, and has discussed with Marcum its independence from the Company and its management.

Based on the foregoing, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements of the Company for the year ended December 31, 2017 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Samuel Riccitelli
Douglas Fisher, M.D.
Dr. Michael Luther

Compensation Committee

The primary duties and responsibilities of our standing Compensation Committee are to review, modify and approve the overall compensation policies for the Company, including the compensation of the Company’s Chief Executive Officer and other senior management; establish and assess the adequacy of director compensation; and approve the adoption, amendment and termination of the Company’s stock option plans, pension and profit sharing plans, bonus plans and similar programs. The Compensation Committee may delegate to one or more officers the authority to make grants of options and restricted stock to eligible individuals other than officers and directors, subject to certain limitations. Additionally, the Compensation Committee has the authority to form subcommittees and to delegate authority to any such subcommittee. The Compensation Committee also has the authority, in its sole discretion, to select, retain and obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors and consultants. Moreover, the Compensation Committee has sole authority to retain and terminate any compensation consultant to assist in the evaluation of director, Chief Executive Officer or senior executive compensation, including sole authority to approve such consultant’s reasonable fees and other retention terms, all at the Company’s expense.

The Compensation Committee operates under a written charter which is available on our website at www.precipiodx.com. All members of the Compensation Committee must satisfy the independence requirements of NASDAQ applicable to compensation committee members.

The Compensation Committee currently consists of directors Dr. Luther, Mr. Rimer, Dr. Cossman and Dr. Fisher. Dr. Luther was Chairperson of the Compensation Committee form the Merger date to February 8, 2018. On February 8, 2018, Dr. Fisher was appointed Chairperson of the Compensation Committee. Each of the Compensation Committee members has been determined by the Board to be independent under NASDAQ listing standards applicable to compensation committee members. The Compensation Committee met two times during 2017 and did not take any actions by written consent.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies, reviews and evaluates candidates to serve on the Board; reviews and assesses the performance of the Board and the committees of the Board; and assesses the independence of our directors. The Nominating and Corporate Governance Committee is also responsible for reviewing the composition of the Board’s committees and making recommendations to the entire Board regarding the chairpersonship and membership of each committee. In addition, the Nominating and Corporate Governance Committee is responsible for developing corporate governance principles and periodically reviewing and assessing such principles, as well as periodically reviewing the Company’s policy statements to determine their adherence to the Company’s Code of Business Conduct and Ethics.

The Nominating and Corporate Governance Committee has adopted a Director Nominees Consideration Policy, whereby Board candidates are identified primarily through suggestions made by directors, management and stockholders of the Company. We have implemented no material changes to the procedures by which stockholders may recommend nominees for the Board. The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders that are submitted in writing to the Company’s Corporate Secretary in a timely manner and which provide necessary biographical and business experience information regarding the nominee. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria considered by the Nominating Committee, based on whether or not the candidate was recommended by a stockholder. The Board does not prescribe any minimum qualifications for director candidates, and all candidates for director will be evaluated based on their qualifications, diversity, age, skill and such other factors as deemed appropriate by the Nominating and Corporate Governance Committee given the current needs of the Board, the committees of the Board and the Company. Although the Nominating and Corporate Governance Committee does not have a specific policy on diversity, it considers the criteria noted above in selecting nominees for directors, including members from diverse backgrounds who combine a broad spectrum of experience and expertise. Absent other factors which may be material to its evaluation of a candidate, the Nominating and Corporate Governance Committee expects to recommend to the Board for selection incumbent directors who express an interest in continuing to serve on the Board. Following its evaluation of a proposed director’s candidacy, the Nominating and Corporate Governance Committee will make a recommendation as to whether the Board should nominate the proposed director candidate for election by the stockholders of the Company.

The Nominating and Corporate Governance Committee operates under a written charter which is available on our website at www.precipiodx.com. No member of the Nominating and Corporate Governance Committee may be an employee of the Company and each member must satisfy the independence requirements of NASDAQ and the SEC.

The Nominating and Corporate Governance Committee currently consists of directors Dr. Cossman, Mr. Riccitelli and Mr. Rimer, each of whom has been determined by the Board to be independent under NASDAQ listing standards. The Nominating and Corporate Governance Committee did not meet or take any actions by written consent during 2017.

Oversight of Risk Management

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks and others, such as the impact of competition. Management is responsible for the day-to-day management of the risks that we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our Board assesses major risks facing our Company and options for their mitigation in order to promote our stockholders’ interests in the long-term health of our Company and our overall success and financial strength. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our full Board in the risk oversight process allows our Board to assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for our Company. Our Board regularly includes agenda items at its meetings relating to its risk oversight role and meets with various members of management on a range of topics, including corporate governance and regulatory obligations, operations and significant transactions, risk management, insurance, pending and threatened litigation and significant commercial disputes.

While our Board is ultimately responsible for risk oversight, various committees of our Board oversee risk management in their respective areas and regularly report on their activities to our entire Board. In particular, the Audit Committee has the primary responsibility for the oversight of financial risks facing our Company. The Audit Committee’s charter provides that it will discuss our major financial risk exposures and the steps we have taken to monitor and control such exposures. Our Board has also delegated primary responsibility for the oversight of all executive compensation and our employee benefit programs to the Compensation Committee. The Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our Board’s leadership structure provides appropriate checks and balances against undue risk taking.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the rules of the SEC require our directors, certain officers and beneficial owners of more than 10% of our outstanding common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. We believe all Section 16 reports were filed in a timely manner during 2017.

Review and Approval of Related Person Transactions

We recognize that related person transactions can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations which may not be in our best interests or the best interests of our stockholders. Accordingly, as a general matter, we prefer to avoid related person transactions. Nevertheless, we recognize that there are situations where related person transactions may be in, or may not be inconsistent with, our best interests. Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and overseeing related-party transactions as required by NASDAQ and SEC rules. Related persons include our directors, executive officers, 5% beneficial owners of our common stock or their respective immediate family members. Our Board will also review related party transactions in accordance with applicable law and the provisions of our Third Amended and Restated Certificate of Incorporation, as amended.

In addition, our Audit Committee has adopted a written Related Party Transactions Policy. Under our Related Party Transactions Policy, if any director or executive officer or any immediate family member or related entity of a related person proposes to enter into a transaction, or if the Company proposes to enter into a transaction with a 5% beneficial owner of our common stock, then, prior to entering into such transaction, the related person must notify the Company’s Compliance Officer (currently, the Chief Financial Officer) and provide sufficient knowledge regarding the proposed transaction as is reasonably available to assist the Compliance Officer in determining whether approval of the Audit Committee is required. The Audit Committee must review and consider any proposed related person transaction, and the Audit Committee will only approve the transactions it deems are fair to and in the best interests of the Company. Additionally, the Audit Committee may ratify transactions that were previously unapproved if it finds the transactions are fair to and in the best interests of the Company.

Director Independence

Our Company is governed by our Board. Currently, each member of our Board, other than Ilan Danieli, Chief Executive Officer, is an independent director and all standing committees of our Board are composed entirely of independent directors, in each case under NASDAQ’s independence definition applicable to boards of directors. For a director to be considered independent, our Board must determine that the director has no relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Members of the Audit Committee also must satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than their directors’ compensation. In addition, under SEC rules, an Audit Committee member who is an affiliate of the issuer (other than through service as a director) cannot be deemed to be independent. In determining the independence of members of the Compensation Committee, NASDAQ listing standards require our Board to consider certain factors, including but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by us to the director, and (2) whether the director is affiliated with us, one of our subsidiaries or an affiliate of one of our subsidiaries. Under our Compensation Committee Charter, members of the Compensation Committee also must qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. The independent members of the Board are Dr. Michael Luther, Jeffrey Cossman, M.D., Douglas Fisher, M.D., David Cohen, Mark Rimer and Samuel Riccitelli.

Information Regarding Executive Officers

Our executive officers, their ages as of May 23, 2018 and their respective positions are as follows:

Ilan Danieli, Founder & Chief Executive Officer, age 46

Mr. Danieli was the founder of Precipio Diagnostics LLC and was the Chief Executive Officer of Precipio Diagnostics LLC since 2011. Mr. Danieli assumed the role of Chief Executive Officer of Precipio, Inc. at the time of the Merger. With over 20 years managing small and medium-size companies, some of his previous experiences include COO of Osiris, a publicly-traded company based in New York City with operations in the US, Canada, Europe and Asia; VP of Operations for Laurus Capital Management, a multi-billion dollar hedge fund; and in various other entrepreneurial ventures. Ilan holds an MBA from the Darden School at the University of Virginia, and a BA in Economics from Bar-Ilan University in Israel.

Carl R. Iberger, Chief Financial Officer, age 65

Mr. Iberger was named Chief Financial Officer in October 2016. For the years 1990 through 2015, Mr. Iberger held the positions of Chief Financial Officer and Executive Vice President at Dianon Systems, DigiTrace Care Services and SleepMed, Inc. Mr. Iberger has significant diagnostic healthcare experience in mergers and acquisitions, private equity transactions, public offerings and executive management in high growth environments. Mr. Iberger holds a Masters Degree in Finance from Hofstra University and a Bachelor of Science Degree in Accounting from the University of Connecticut.

Family Relationships

There are no family relationships between or among any of our executive officers or directors.

PROPOSAL TWO

CONDUCT AN ADVISORY VOTE TO APPROVE NAMED EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

The advisory vote on executive compensation is a non-binding vote on the compensation of the Company’s “Named Executive Officers,” as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement. The advisory vote on executive compensation is not a vote on the Company’s general compensation policies, compensation of the Company’s Board of Directors, or the Company’s compensation policies as they relate to risk management. The Dodd-Frank Act requires the Company to hold the advisory vote on executive compensation at least once every three years.

Our compensation policies are designed to align our key executives’ compensation with both our business objectives and the interests of our stockholders. We also seek to provide compensation policies that attract, motivate and retain key executives who are critical to our success. A significant portion of the compensation we provide to our key executives is directly related to our financial performance and stockholder value.

We recommend that our stockholders review the application of our compensation philosophy and the elements of compensation provided to each named executive officer as reflected in the discussion and tables included in the “Executive Compensation” section of this Proxy Statement below.

We believe our executive compensation policies are designed appropriately and are functioning as intended to produce long-term value for our stockholders. Accordingly, we are asking our stockholders to approve the overall application of our compensation policies to our named executive officers through this advisory vote. The vote on this resolution is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the policies and procedures described in this Proxy Statement.

For the reasons stated above, the Board recommends that our stockholders vote “for” the following advisory resolution at our Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the 2018 Annual Meeting of Stockholders of the Company pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation, compensation tables and related narrative discussion, is hereby APPROVED on an advisory, non-binding basis.”

The affirmative vote of a majority of the voting power present in person or represented by proxy held by the holders of our common stock at the Annual Meeting is required to approve this advisory resolution. Because this proposal is advisory, the results of the vote on this proposal will not be binding on our Board, Compensation Committee or our management. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, however, the Compensation Committee will evaluate whether any actions are necessary in the future to address those concerns.

The Board of Directors recommends that you vote “FOR” Proposal Two.

Vote Required

The affirmative vote of the holders of a majority of the shares present and entitled to vote on the proposal at the Annual Meeting is required to approval this proposal. Abstentions will have the same effect as voting against the proposal and broker non-votes will have no effect upon the proposal.

PROPOSAL THREE

ADVISORY VOTE ON FREQUENCY OF

FUTURE NAMED EXECUTIVE OFFICER COMPENSATION VOTES

This Proposal Three allows our stockholders the opportunity to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers (i.e. the “say-on-pay” vote), such as Proposal Two included on the prior section of this Proxy statement. By voting on this Proposal Three, Stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation every year, every two years, or every three years. We are required to solicit stockholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek stockholder input more frequently.

Our Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for our Company, and therefore our Board of Directors recommends that you vote for a three-year interval as the frequency for future advisory votes on executive compensation.

We believe that the structure of executive compensation arrangements should be in place for a number of years between stockholder advisory votes, in order to allow the Board of Directors and stockholders time to evaluate the effectiveness of those arrangements. A vote every three years will also allow stockholders to better judge our executive compensation program with respect to our long-term performance.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or abstain from voting when you indicate your preference in response to the resolution set forth below. While this vote is advisory, and not binding on the Board of Directors, the Board of Directors will carefully consider the outcome of the vote in determining the frequency of future advisory votes on named executive officer compensation.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal Three:

“RESOLVED, that the stockholders of the Company vote in favor of a non-binding, advisory vote to hold the say-on-pay vote at an annual meeting of stockholders every three years.”

Vote Required

The affirmative vote of the holders of a majority of the shares present and entitled to vote on the proposal at the Annual Meeting is required to approval this proposal. Abstentions will have the same effect as voting against the proposal and broker non-votes will have no effect upon the proposal.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation awarded to, paid to or earned by our “named executive officers” for services rendered during fiscal years 2017 and 2016.

Name and Principal Position		Year	Salary ($)	Option Awards ($)	(1)	All Other Compensation ($)		Total ($)

Ilan Danieli	(2)	2017	250,000	106,666		11,979	(3)	368,645
Chief Executive Officer		2016	200,000	-		17,234	(4)	217,234

Carl R. Iberger	(5)	2017	200,000	106,666		-		306,666
Chief Financial Officer		2016	53,750	-		-		53,750

(1) The amounts in this column reflect the aggregate grant date fair value of the stock option awards granted during the respective fiscal year as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. The amounts shown do not correspond to the actual value that will be recognized by the named executive officer. The assumptions used in the calculation of these amounts are included in Note 13 “Equity Incentive Plan” to the consolidated financial statements for the year ended December 31, 2017 contained in our Annual Report on Form 10-K, as filed with the SEC on April 13, 2018.

(2) Mr. Danieli was appointed our Chief Executive Officer effective as of June 29, 2016. No employment contract has been executed at the time of this filing. Prior to the merger, Mr. Danieli was the Chief Executive Officer of Precipio Diagnostics, Inc. since November 2011.

(3) Amounts paid to Mr. Danieli in 2017 consisted of $11,979 in health insurance.

(4) Amounts paid to Mr. Danieli in 2016 consisted of $13,634 in health insurance and $3,600 in other compensation.

(5) Mr. Iberger was appointed our Chief Financial Officer effective June 29, 2017. Prior to the merger, Mr. Iberger was the Chief Financial Officer of Precipio Diagnostics, Inc. since October 1, 2016.

2017 Grants of Option Plan-Based Awards

The following table sets forth certain information with respect to grants of plan-based awards in fiscal year 2017 to our named executive officers and directors. The stock option awards granted in fiscal year 2017 were granted under the Company’s 2017 Stock Option and Incentive Plan, as amended (the “2017 Plan”). During the year ended December 31, 2017, no other equity awards were granted to our named executive officers and directors. See the notes below the table for details on option vesting schedules.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Price of Option Awards ($/sh) (1)	Grant Date Fair Value of Option Awards ($)(2)
Ilan Danieli
Stock options (3)	9/26/17	66,666	1.87	106,666

Carl R. Iberger
Stock options (3)	9/26/17	66,666	1.87	106,666

(1) The exercise price of the stock awards represent the fair market value of our common stock on the date of grant as defined in the 2017 Plan.

(2) The amount in this column reflects the aggregate grant date fair value of each stock award granted to our named executive officers and directors during the fiscal year as computed in accordance with ASC 718, excluding the effect of estimated forfeitures. The amounts shown do not correspond to the actual value that will be recognized by the named executive officer. The assumptions used in the calculation of these amounts are included in Note 13 “Equity Incentive Plan” to the consolidated financial statements for the year ended December 31, 2017 contained in our Annual Report on Form 10-K, as filed with the SEC on April 13, 2018.

(3) 25% of the options shall vest on the first anniversary of the Grant and thereafter the reminder shall vest by 36 equal monthly installments (total of 4 years) and so long as the executive officer remains an employee of the Company or a Subsidiary on such dates.

Outstanding Equity Awards at Fiscal 2017 Year-End

The following table provides certain information concerning outstanding option awards and SARs held by our named executive officers as of December 31, 2017. As of December 31, 2016, no other equity awards granted to our named executive officers were outstanding.

		Stock Option Awards
Name	SARs and Option Award Grant Date	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Options Exercise Price ($)	Option Expiration Date
Ilan Danieli	9/26/2017	0	66,666	1.87	9/26/2027
Carl Iberger	9/26/2017	0	66,666	1.87	9/26/2027

(1) The award vests over a four year period. Twenty-five per cent of the options vest on the first anniversary of the Grant and thereafter the reminder shall vest by 36 equal monthly installments (total of 4 years) and so long as the executive officer remains an employee of the Company or a Subsidiary on such dates.

Fiscal Year 2017 Option Exercises and Stock Vested

No stock options were exercised by either of our named executive officers during fiscal year 2017.

Agreements with Our Named Executive Officers

No employment agreements have been entered into for Ilan Danieli, Chief Executive Officer, or Carl Iberger, Chief Financial Officer, as of the date of this filing. The Company intends to enter into employment agreements with the named officers but no date has been established by the Board of Directors at this time.

Compensation Risk Analysis

We have reviewed our material compensation policies and practices for all employees and have concluded that these policies and practices are not reasonably likely to have a material adverse effect on us. While risk-taking is a necessary part of growing a business, our compensation philosophy is focused on aligning compensation with the long-term interests of our stockholders as opposed to rewarding short-term management decisions that could pose long-term risks.

DIRECTOR COMPENSATION

It is our Board’s general policy that compensation for independent directors should be a mix of cash and equity-based compensation. As part of a director’s total compensation, and to create a direct linkage between corporate performance and stockholder interests, our Board believes that a meaningful portion of a director’s compensation should be provided in, or otherwise based on, the value of appreciation in our common stock.

Our Board has the authority to approve all compensation payable to our directors, although our Compensation Committee is responsible for making recommendations to our Board regarding this compensation. Additionally, our Chief Executive Officer may also make recommendations or assist our Compensation Committee in making recommendations regarding director compensation. Our Board and Compensation Committee annually review our director compensation.

Cash Compensation

Directors who are also our employees are not separately compensated for serving on the Board other than reimbursement for out-of-pocket expenses related to attendance at Board and committee meetings. Independent directors are paid an annual retainer of $20,000 and receive reimbursement for out-of-pocket expenses related to attendance at Board and committee meetings. Independent directors serving on any committee of the Board are paid an additional annual retainer of $2,500 unless they are also a chairperson of a committee. The chairperson of the Audit Committee receives an additional annual retainer of $8,000 and the chairperson of any other committee receives an additional annual retainer of $4,000.

In 2017, the directors were granted a non-qualified option to purchase 7,000 shares of our common stock. The options vest in full on the third anniversary of the grant date. A Complete list of the grants is set and their terms are set out below.

Director Summary Compensation Table

The following table provides information regarding our compensation for non-employee directors during the year ended December 31, 2017. Directors who are our employees did not receive compensation for serving on the Board or its committees in fiscal year 2017.

Name	Fees Earned or Paid in Cash(3) ($)	Option Awards ($) (1)	Total ($)
Samuel Riccitelli	44,000	11,200	55,200
David Cohen	30,000	8,190	38,190
Michael A. Luther, Ph.D.	45,000	11,200	56,200
Douglas Fisher	42,000	11,200	53,200
Mark Rimer	39,000	11,200	50,200
Jeffrey Cossman	42,000	11,200	53,200
Robert M. Patzig(2)	30,000	11,200	41,200

(1)	The amounts reflected in this column reflect the grant date fair value of each option award granted during 2017, as determined in accordance with FASB ASC Topic 718. Actual table with grant dates and details appear below.
(2)	Mr. Patzig resigned from the Board effective November, 8 2017, and the option awards included in this table were canceled as of that date.
(3)	Directors are accruing cash compensation and no compensation has been paid to date.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Price of Option Awards ($/sh) (1)	Grant Date Fair Value of Option Awards ($)(2)
Riccitelli Samuel
Stock options (4)	9/26/17	7,000	1.87	11,200
Douglas Fisher
Stock options (4)	9/26/17	7,000	1.87	11,200
Mark Rimer
Stock options (4)	9/26/17	7,000	1.87	11,200
Michael Luther
Stock options (4)	9/26/17	7,000	1.87	11,200
Jeffrey Cossaman
Stock options (4)	9/26/17	7,000	1.87	11,200
David Cohen
Stock options (4)	11/8/17	7,000	1.36	8,190

Equity Compensation Plan Information

The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of December 31, 2017.

	(a)		(b)	(c)
PLAN CATEGORY	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) )
Equity compensation plans approved by security holders	236,484	(1)	$7.12	441,334	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	236,484		$7.12	441,334

(1)	Includes shares of our common stock issuable upon exercise of options to purchase common stock awarded under our 2006 Plan and 2017 Plan.

(2)	All shares of our common stock available for future issuance are from our 2017 Plan. The 2006 Plan was terminated as to future awards on July 12, 2016.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm for the year ending December 31, 2018. The Board recommends that stockholders vote for the ratification of such appointment. In the event of a negative vote on such ratification, the Board and Audit Committee will reconsider the selection, though a change will not necessarily be made. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered accounting firm at any time during the year if it determines that such a change would be in our stockholders’ best interests.

The Board of Directors recommends that you vote “FOR” Proposal Four.

Independent Registered Public Accounting Firm

On July 9, 2017 the Audit Committee, acting on behalf of the Board, appointed Marcum as the Company’s independent registered public accounting firm.

We expect a representative of Marcum to be present in person or by telephone at the Annual Meeting and available to respond to appropriate questions. Marcum will also have the opportunity to make a statement if they desire to do so.

The following table shows information about fees that were billed or were expected to be billed by Marcum for the fiscal years ended 2017 and 2016:

	2017	2016
Audit fees	$353,790	$203,000
Audit-related fees	9,015	7,965
Tax fees	3,560	24,065
All other fees	—	—
Total fees	$366,365	$235,030

Audit Fees. Audit fees consist of services rendered for the audit of our financial statements.

Audit-Related Fees. Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under Audit Fees.

Tax Fees. Tax services consist primarily of planning, advice and compliance, or return preparation, for U.S. federal, state and local, as well as international jurisdictions.

All Other Fees. None.

Pre-Approval of Audit and Non-Audit Services

Under the Audit Committee Charter, the Audit Committee is required to pre-approve all audit and non-audit services to be provided to us by our independent registered public accounting firm and its member firms. All services provided by our independent registered public accounting firm in 2017 were pre-approved by the Audit Committee.

PROPOSAL FIVE

STOCKHOLDERS APPROVAL PRIOR TO THE ISSUANCE OF SECURITIES IN CONNECTION WITH ATRANSACTION

As disclosed in the Company’s Form 8-K filed on April 23, 2018 and amended on April 26, 2018, the Company entered into a securities purchase agreement (the “Agreement”) with certain investors (the “Investors”), pursuant to which the Company may issue up to approximately $3,296,703.30 in Senior Secured Convertible Promissory Notes with 100% common stock warrant coverage (the “Transaction”). The Transaction consists of unregistered Senior Secured Convertible Notes (the “Notes”), bearing interest at a rate of 8.00% annually and an original issue discount of 9%. The initial Senior Secured Convertible Notes are convertible at a price of $0.50 per share, provided that if the Notes are not repaid within 180 days, the conversion price will be adjusted to 80% of the lowest volume weighted average price during the prior 10 days, subject to a minimum conversion price of $0.30 per share. The Transaction consists of a number of drawdowns. The initial closing provided the Company with $1,660,000 of gross proceeds for the issuance of Notes with an aggregate principal of $1,824,176. Subject to prior stockholder approval, the Investors will fund an additional $348,099 for Notes with an aggregate principal of $382,526 and the Company will have the option to draw down two additional tranches of $495,950 each ($545,000 principal amount of Notes), 120 days following the initial closing and 150 days following the initial closing.

The Notes are payable by the Company on the earlier of (i) the one year anniversary after the initial closing date or (ii) upon the closing of a qualified offering, namely the Company raising gross proceeds of at least $7,000,000 (the “Maturity Date”). As part of the Transaction, the Investors also received warrants to purchase Common Stock of the Company (the “Warrants”) that provided the Investor with the right to purchase 100% coverage shares of the Company’s common stock exercisable at a 150% premium to the conversion price on the initial closing date. 50% of such Warrants have a 5-year term and 50% have a one year term.

The Company intends to use the net proceeds from the Transaction for general corporate purposes, including, but not limited to, growth of the Company’s sales force and business development team, progression of the Company’s product development and working capital.

NASDAQ Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance (the “20% Threshold”). To comply with NASDAQ Listing Rules, the Notes contain a limitation on the maximum number of shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants until we obtain approval from our stockholders of issuances of Common Stock in excess of the maximum number of shares issuable under NASDAQ Listing Rule 5635(d) (the “Stockholder Approval”).

The shares of Common Stock issuable upon exercise of the Warrants were not included in determining whether the number of shares issuable in the Transaction was greater than the 20% Threshold because the Warrants are not exercisable for six months following the Transaction.

The foregoing descriptions of the Securities Purchase Agreement, the Notes and the Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the transaction documents, copies of which are attached to this Proxy Statement as Annexure A, Annexure B and Annexure C, respectively.

Why We Are Seeking Your Approval

We are seeking your approval of the Transaction so that we will no longer be bound by the restriction on issuances of equity securities contained in the Securities Purchase Agreement and the Notes and to ensure our compliance with NASDAQ’s Listing Rules. As provided for in the Securities Purchase Agreement, subject to prior stockholder approval, the Investors will fund an additional $348,099 for Notes with an aggregate principal of $382,526 and we will have the option to draw down two additional tranches of $495,950 each ($545,000 principal amount of Notes), 120 days following the initial closing and 150 days following the initial closing. Until we obtain Stockholder Approval of the Transaction under the Securities Purchase Agreement, we will not be able to drawdown on additional funding from the Investors and we may have to restrict or cease our operations. As disclosed in our public filings with the SEC, we will need additional financing to continue operations.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” Proposal Five.

Required Vote

A quorum being present, the approval of the issuance of securities in connection with the Transaction requires the affirmative vote of a majority of the shares of our Common Stock present in person or by proxy at the Meeting and entitled to vote thereon as of the Record Date. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on the proposal.

PROPOSAL SIX

STOCKHOLDERS APPROVAL PRIOR TO THE ISSUANCE OF SECURITIES TO CREDITORS OF AND/OR HOLDERS OF CLAIMS AGAINST THE COMPANY IN EXCHANGE FOR CANCELLATION OF INDEBTEDNESS

The Company is seeking approval by its stockholders of the potential issuance of shares of its Common Stock in excess of 20% of the number of shares of Common Stock outstanding to certain of the Company’s creditors and/or holders of claims against the Company in exchange for cancellation of indebtedness of the Company to such creditors and/or claim holders (the “Settlement Issuances”). As of the date hereof, the Company has not negotiated the terms of, or entered into any agreements with its creditors or claim holders with respect to, any such issuance of shares. The issuance of shares to creditors and/or claim holders would be pursuant to the Company’s registration statement on Form S-1, if and when declared effective, and would be subject to the following limitations: the price per share of Common Stock would be at least $0.30; the aggregate maximum dollar amount of such issuances would be no greater than $1,500,000; there will be no discount to the market price of the Company’s Common Stock hence the price per share of Common Stock would be no less than $0.30; the maximum number of shares that the Company would issue is 5,000,000 shares; and the Settlement Issuances would be made within three months of the date of the 2018 Annual Meeting of Stockholders (i.e., by September 15, 2018). Subject to the foregoing limitations, the actual price per share and dollar amount of indebtedness to be cancelled would at the discretion of the Company’s Board of Directors. The ability of the Company to issue registered shares of Common Stock in lieu of making cash payments to its creditors would improve the Company’s ability to meet its debt obligations and pay its liabilities, and therefore to achieve its business plan and generate value for its stockholders.

Why We Are Seeking Your Approval

NASDAQ Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance (the “20% Threshold”).

We are seeking your approval of the Settlement Issuances in order to enable us to conserve cash and direct our resources towards growth and improve our ability to meet our debt obligations and pay our liabilities in a manner that may be less dilutive than raising capital on the open market and to ensure our compliance with NASDAQ’s Listing Rules. Until we obtain stockholder approval of the Settlement Issuances, we will not be able to issue registered shares of Common Stock to creditors and/or claim holders in excess of the 20% Threshold, we may be unable to meet our debt obligations and pay our liabilities, and we may have to restrict or cease our operations.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” Proposal Six.

Required Vote

A quorum being present, the approval of the Settlement Issuances Transaction requires the affirmative vote of a majority of the shares of our Common Stock present in person or by proxy at the Meeting and entitled to vote thereon as of the Record Date. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on the proposal.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have been a party to the following transactions since January 1, 2017 in which the amount involved exceeded or will exceed $120,000, and in which any director, executive officer or holder of more than 5% of any class of our voting stock, or any member of the immediate family of or entities affiliated with any of them, had or will have a material interest.

Between March 2017 and June 2017, Mr. Cohen, a member of our Board of Directors, purchased convertible promissory notes, or the Notes, from us in an aggregate principal amount of $225,000 and bearing interest at 8% per year. In connection with the closing of our underwritten public offering in August 2017, or the Offering, the aggregate principal amount under the Notes, together with approximately $50,000 in accrued interest and a redemption payment in accordance with the terms of the Notes, converted into 110,027 shares of our common stock and warrants to purchase 110,027 shares of our common stock.

In connection with the Merger with Precipio Diagnostics, LLC in June 2017, we issued to Mr. Cohen 562,708 shares of our common stock and 158,940 shares of our Series A Senior Convertible Preferred Stock, or Series A Preferred Stock, in respect of the units of Precipio Diagnostics, LLC held by Mr. Cohen. In June 2017, Mr. Cohen also purchased 26,764 shares of Series A Preferred Stock for approximately $100,000. In connection with the closing of the Offering, all of our Series A Preferred Stock converted into shares of common stock, including shares of Series A Preferred Stock issued to the holders of Series A Preferred Stock as the Series A Preferred Payment (as defined in our Certificate of Designation of Series A Senior Convertible Preferred Stock), and we issued warrants to purchase shares of our common stock to the former holders of Series A Preferred Stock as consideration for the conversion of their shares of Series A Preferred Stock into shares of common stock. As a result of the foregoing transactions, we issued to Mr. Cohen 188,146 shares of our common stock and warrants to purchase 92,852 shares of common stock.

Between March 2017 and June 2017, Mr. Rimer, a member of our Board of Directors and an affiliate (“Mr. Rimer”), purchased convertible promissory notes, or the Notes, from us in an aggregate principal amount of $75,000 and bearing interest at 8% per year. In connection with the closing of our underwritten public offering in August 2017, or the Offering, the aggregate principal amount under the Notes, together with approximately $17,000 in accrued interest and a redemption payment in accordance with the terms of the Notes, converted into 29,880 shares of our common stock and warrants to purchase 29,880 shares of our common stock.

In connection with the Merger with Precipio Diagnostics, LLC in June 2017, we issued to Mr. Rimer 963,857 shares of our common stock and 257,147 shares of our Series A Senior Convertible Preferred Stock, or Series A Preferred Stock, in respect of the units of Precipio Diagnostics, LLC held by Mr. Rimer. In June 2017, Mr. Rimer also purchased 69,586 shares of Series A Preferred Stock for approximately $260,000. In connection with the closing of the Offering, all of our Series A Preferred Stock converted into shares of common stock, including shares of Series A Preferred Stock issued to the holders of Series A Preferred Stock as the Series A Preferred Payment (as defined in our Certificate of Designation of Series A Senior Convertible Preferred Stock), and we issued warrants to purchase shares of our common stock to the former holders of Series A Preferred Stock as consideration for the conversion of their shares of Series A Preferred Stock into shares of common stock. As a result of the foregoing transactions, we issued to Mr. Cohen 332,909 shares of our common stock and warrants to purchase 166,454 shares of common stock. In addition, in connection with the Merger, the Company issued Mr. Rimer Side Warrants to purchase an aggregate of 91,429 shares of the Company's common stock at an exercise price of $7.00 per share (subject to adjustment).

VOTING AND PROXY PROCEDURES

We request that you vote your shares by proxy following the methods as instructed by the notice: over the Internet, by telephone or by mail. If you choose to vote by mail, your shares will be voted in accordance with your voting instructions if the proxy card is received prior to or at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR all of the Proposals (1) to (6) above.

Voting by Proxy Over the Internet or by Telephone

Stockholders whose shares are registered in their own names may vote by proxy by mail, over the Internet or by telephone. Instructions for voting by proxy over the Internet or by telephone are set forth on the notice of proxy materials. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on June 14,. The notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email with instructions containing a link to future proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.

If your shares are held in street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A number of banks and brokerage firms participate in a program that also permits stockholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this Proxy Statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

Revocability of Proxies

Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company’s secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Annual Meeting. Stockholders who have voted by proxy over the Internet or by telephone or have executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to notify the Company’s secretary in writing prior to the time of the Annual Meeting. We request that all such written notices of revocation to the Company be addressed to Carl Iberger, Secretary, c/o Precipio, Inc., at the address of our principal executive offices at 4 Science Park, New Haven, CT 06511. Our telephone number is (203) 787-7888. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone.

SOLICITATION OF PROXIES

This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by the Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the recommendations of the Board of Directors. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

Householding of Proxy Materials

We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Notice, Annual Report and proxy materials, as applicable. This allows us to save money by reducing the number of documents we must print and mail, and helps protect the environment as well.

Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and street name holders (i.e., those stockholders who hold their shares through a brokerage).

Registered Stockholders

If you are a registered stockholder and have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Annual Report and proxy materials, as applicable, for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting the Householding Department of Broadridge Financial Solutions, Inc., at 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-800-690-6903. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a household mailing this year, and you would like to receive additional copies of our Annual Report and proxy materials, as applicable, please submit your request to our Secretary at the address of our principal executive offices at 4 Science Park, New Haven, CT 06511, who will promptly deliver the requested copy.

Registered stockholders who have not consented to householding will continue to receive copies of annual reports and proxy materials for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of annual reports or proxy materials for all registered stockholders residing at the same address by contacting Broadridge as outlined above.

Street Name Holders

Stockholders who hold their shares through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

Stockholder Proposals to be Presented at the Next Annual Meeting

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the next annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and must be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth above and must be received not later than [January 24], 2019. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting.  We will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

Our Amended and Restated Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above (i) no later than 35 days prior to the date of the annual meeting; provided, however, that if less than 35 days’ notice of a meeting of stockholders is given to the stockholders, such notice must be made or delivered to our Secretary not later than the close of business on the seventh day following the day on which the notice of a meeting was mailed; and (ii) in the case of a special meeting of stockholders, no later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. Our Amended and Restated Bylaws also specify requirements as to the form and content of a stockholder’s notice.

The Board of Directors, a designated committee thereof or the chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

By Order of the Board of Directors
/S/ ILAN DANIELI
Ilan Danieli, Chief Executive Officer

New Haven, Connecticut

May [__], 2018

Annex A

Securities Purchase Agreement

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of April 20, 2018, between Precipio, Inc., a Delaware corporation (the “Company”) and the investors set forth in Schedule A attached hereto (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I
DEFINITIONS

1.1              Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.7.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of a purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents with respect to a particular Closing have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the relevant Subscription Amount and (ii) the Company’s obligations to deliver the corresponding Securities, in each case, have been satisfied or waived.

1

“Closing Statement” means the Closing Statement in the form on Annex A attached hereto.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common shares of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Goodwin Procter LLP, with offices located at 620 Eight Avenue, New York, NY 10018.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Effective Date” means the earliest of the date that (a) a Registration Statement has been declared effective by the Commission, (b) all of the Registrable Securities have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with current public information required under Rule 144 and without volume or manner-of-sale restrictions or (c) following the six-month anniversary of the Closing Date, provided that a holder of Registrable Securities is not an Affiliate of the Company, all of the Registrable Securities may be sold pursuant to an exemption from registration under Section 4(1) of the Securities Act without volume or manner-of-sale restrictions and Company counsel has delivered to the Transfer Agent a standing written unqualified opinion that resales may then be made by such holders of the Registrable Securities pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(p).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exercise Price” shall have the meaning ascribed to such term in the Warrants.

 “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(y).

2

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(m).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(l).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.16.

“Notes” means up to $3,296,703.30 principal amount of the 8% Senior Secured Convertible Promissory Notes, issued by the Company to the Purchasers hereunder, in the form of Exhibit A attached hereto.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10.

“Registration Statement” means a registration statement under the Securities Act covering the resale of the Underlying Shares by the Purchaser as provided for herein.

 “Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, 250% of the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

3

“Securities” means the Notes, the Warrants and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement entered into between the Company and the Purchasers as of the Closing Date.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include any sale of Securities pursuant to Rule 144).

“Subscription Amount” means the aggregate amount to be paid for Notes and Warrants purchased hereunder as specified below each Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth in the SEC Reports and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTCB Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Notes, the Warrants, the Security Agreement all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transaction Offer” shall have the meaning set forth in Section 4.14.

“Transfer Agent” means Wells Fargo Shareowner Services, the current transfer agent of the Company, with a mailing address of 1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120, and any successor transfer agent of the Company.

“Underlying Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

4

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market other than the OTC Bulletin Board, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is the Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the aggregate principal amount of the then outstanding Notes and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means the Common Stock purchase warrants to be issued by the Company to the Purchasers hereunder, in the form of Exhibit C attached hereto.

ARTICLE II
PURCHASE AND SALE

2.1              Closing. Subject to the satisfaction of the conditions to closing set forth herein, an initial closing shall take place with respect to the lesser principal amount of Notes as shall equal (i) $2,180,000, or (ii) such principal amount of Notes which when fully converted to Common Stock in accordance with the terms of the Note, inclusive of interest payable thereon, shall not exceed 19.9% of the outstanding number of shares of Common Stock of the Company on the initial closing date hereof (the “19.9% Limit”). Any principal amount of Notes and Warrants not purchased as a result of the 19.9% Limit shall be purchased by the Purchasers within three (3) business days after shareholders of the Company shall have approved the transactions contained herein as required by the rules and regulations of the Nasdaq Stock Market (“Shareholder Approval”). The purchase and sale of Notes and Warrants, in the amounts and to the Purchasers listed on Schedule A attached hereto shall take place at the offices of counsel to the Purchasers, Sichenzia Ross Ference Kesner LLP at 1185 Avenue of the Americas, New York, NY 10036 or such other location as the parties shall mutually agree at such time as the Company and the Purchasers mutually agree upon orally or in writing (which time and place are designated as the “Closing”). Each Purchaser shall deliver to the Company, via wire transfer with immediately available funds an amount equal to the Subscription Amount applicable to the Closing as set forth on the signature page hereto executed by each such Purchaser and the Company and the Purchasers shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon receipt of the funds, the Company shall deliver to the respective purchasers the Note and Warrants, as determined pursuant to Section 2.2.

Provided that (i) Shareholder Approval has been obtained, (ii) no Event of Default (as defined in the Notes) shall have occurred, unless waived by the Holder (as defined in the Notes), (iii) the closing price of shares of the Company’s Common Stock as reported on the Trading Market for the 20 Trading Days immediately preceding a proposed Closing shall be above $.20, (iv) the average daily volume of the Common Stock as reported by the Trading Market for the 20 Trading Days immediately preceding a proposed Closing shall be greater than $150,000 and (v) the Company provides three (3) Business Days written notice of its desire to sell additional notes, then:

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(a)               The Purchasers will purchase an additional $545,000 principal amount of Notes, together with Warrants, on the 120th day following the initial Closing Date; and

(b)               The Purchasers will purchase an additional $545,000 principal amount of Notes, together with Warrants, on the 150th day following the initial Closing Date.

2.2              Deliveries.

(a)               On or prior to the Closing Date pursuant to Section 2.1, the Company shall deliver or cause to be delivered to the Purchasers this Agreement duly executed by the Company. In addition, on or prior to the Closing Date held pursuant to Section 2.1, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)              a Note with a principal amount equal to the relevant Subscription Amount, registered in the name of the applicable Purchaser;

(ii)             a Warrant with a term of five years exercisable for such number of shares of Common Stock equal to the following: (a) the number of shares of Common Stock issuable upon conversion of the Note, multiplied by (b) 50%;

(iii)            a Warrant with a term of one year exercisable for such number of shares of Common Stock equal to the following: (a) the number of shares of Common Stock issuable upon conversion of the Note, multiplied by (b) 50%;

(iv)            the Security Agreement;

(v)             a certificate evidencing the formation and good standing of the Company in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date;

(vi)            a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions as adopted by the Company’s board of directors in a form reasonably acceptable to the Purchasers, (ii) the Certificate of Incorporation of the Company, and (iii) the Bylaws of the Company, each as in effect at the Closing; and

(vii)           a legal opinion in form and substance acceptable to the Purchasers.

(b)               On or prior to the Closing Date pursuant to Section 2.1, each Purchaser shall deliver or cause to be delivered to the Company this Agreement duly executed by the Purchaser.

2.3              Closing Conditions.

(a)               The obligations of the Company hereunder in connection with any Closing are subject to the following conditions being met:

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(i)              the accuracy in all material respects on the applicable Closing Date of the representations and warranties of the applicable Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)             all obligations, covenants and agreements of the applicable Purchaser required to be performed at or prior to an applicable Closing Date shall have been performed; and

(iii)            the delivery by the applicable Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)               The respective obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)              the accuracy in all material respects when made and on the applicable Closing Date of the representations and warranties of the Company contained herein (unless such representation or warranty is made as of a specific date therein);

(ii)             all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing Date shall have been performed; and

(iii)            the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)            from the date hereof to the relevant Closing Date, trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except as previously disclosed in the SEC Reports) and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1              Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser as of the date hereof and at each Closing Date:

(a)               Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a)(i). Except as set forth on Schedule 3.1(a)(ii), the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

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(b)               Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted except where the failure to be in good standing would not have a Material Adverse Effect. Neither the Company nor any Subsidiary is in material violation nor material default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c)               Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d)               No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any material provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as are waived or could not reasonably be expected to result in a Material Adverse Effect.

(e)               Filings, Consents and Approvals. Other than as set forth on Schedule 3.1(e), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)                Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

(g)               Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock reserved for issuance and shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. Except as set forth on Schedule 3.1(g), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. Except as set forth on Schedule 3.1(g), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(g) or as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as set forth on Schedule 3.1(g), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth on Schedule 3.1(g), no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except as set forth on Schedule 3.1(g), there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(h)               SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)                 Material Changes; Undisclosed Events, Liabilities or Developments. Except as set forth on Schedule 3.1(i), since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

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(j)                 Litigation. Except as set forth on Schedule 3.1(j) or in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 3.1(j) or in the SEC Reports, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)               Compliance. Except as set forth in the SEC Reports or on Schedule 3.1(l), neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(l)                 Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

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(m)             Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n)               Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(o)               Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

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(p)               Sarbanes-Oxley; Internal Accounting Controls. Except as set forth in the SEC Reports, as of December 31, 2017, the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes- Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date and that are applicable to the Company. Except as set forth in the SEC Reports, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the SEC Reports, the Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Except as set forth on Schedule 3.1(p), since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(q)               Certain Fees. With the exception of the commission payable to Euro Pacific Capital, Inc., no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(r)                Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(s)                Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

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(t)                 Registration Rights. Other than as disclosed in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiaries.

(u)               Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as set forth in the SEC Reports, the Company is in compliance with all such listing and maintenance requirements.

(v)               Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.

(w)             Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement and incorporated into the SEC Reports taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Purchaser makes no nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(x)               No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

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(y)               Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(z)               No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(aa)            Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(bb)           Accountants. The Company’s accounting firm is Marcum. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ended December 31, 2017.

(cc)            No Disagreements with Accountants and Lawyers. Except as set forth in the SEC Reports, there are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is unaware of any reason why its accountants or lawyers could not assist the Company with its obligations under any of the Transaction Documents.

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(dd)           Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that the Purchasers are each acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that the Purchasers are not acting as financial advisors or fiduciaries of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchasers or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to each Purchaser’s purchase of the Securities. The Company further represents to the Purchasers that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Purchasers have been asked by the Company or any of its Subsidiaries to agree, nor has any Purchaser agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling long) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) any Purchaser, and counterparties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Purchaser’s knowledge of the transactions contemplated by the Transaction Documents; and (iii) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release (as defined below) one or more Purchasers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of Conversion Shares deliverable with respect to the Securities are being determined and such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes, Warrants or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(ee)            Regulation M Compliance. The Company has not, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (iii) and (iv), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(ff)              Stock Option Plans. Each compensatory stock option granted by the Company to a consultant or employee of the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects..

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(gg)           Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(hh)           U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

(ii)              Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(jj)              Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record- keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(kk)        Management. Except as set forth in Schedule 3.1(kk) hereto, during the past five-year period, no current officer or director or, to the knowledge of the Company, no current ten percent (10%) or greater stockholder of the Company or any of its Subsidiaries has been the subject of:

(i)                 a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii)              a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii)            any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

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(1)               Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2)               Engaging in any particular type of business practice; or

(3)               Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)             any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)               a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)             a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(ll)              No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(mm)      Other Covered Persons. The Company is not aware of any Person (other than the Placement Agent) that has been or will be paid (directly or indirectly) remuneration for solicitation of Purchasers or potential purchasers in connection with the sale of the Securities.

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3.2              Representations and Warranties of each Purchaser. Each Purchaser hereby represents and warrants, severally and not jointly, as of the date hereof and as of the Closing Date on which such Purchaser is purchasing Securities to the Company as follows (unless as of a specific date therein):

(a)               Organization; Authority. If the Purchaser is an entity, the Purchaser is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. If the Purchaser is an entity, the execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)               Own Account. Each Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law. The Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)               Purchaser Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)               Experience of the Purchaser. Each Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)               Reliance on Exemptions. Each Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

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(f)                Information. Each Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Purchaser. Each Purchaser understands that its investment in the Securities involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(g)               No Governmental Review. Each Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(h)               General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(i)                 Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1              Transfer Restrictions.

(a)               The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

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(b)               Each Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [CONVERTIBLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER- DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

(c)               Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (ii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder or upon request of a Purchaser in compliance with Rule 144, at no cost to the Purchaser. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of- sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser.

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(d)               In addition to the Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit the Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and the Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(e)               The Purchasers, severally and not jointly with the other Purchasers, agree with the Company that the Purchasers will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2              Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3              Furnishing of Information; Public Information. Until no Purchaser owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

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4.4              Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.5              Shareholder Approval. The Company will use commercially reasonable best efforts to have the Transaction Documents approved by the Company’s shareholders in accordance with Nasdaq continued listing requirements. Concurrently with seeking approval for the Transaction Documents, the Company will seek approval for an additional transaction or series of transactions with such terms and conditions as mutually agreed between the Company and the Purchasers.

4.6              Disclosure of Transactions and Other Material Information.

(a)               Disclosure of Transaction. On or before 9:30 a.m., New York time, on the second (2nd) Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement) (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to any of the Purchasers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Purchasers or any of their affiliates, on the other hand, shall terminate.

(b)               Limitations on Disclosure. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of such Purchaser (which may be granted or withheld in such Purchaser’s sole discretion). Subject to the foregoing, neither the Company, its Subsidiaries nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Purchaser, to make the Press Release and any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Purchaser (which may be granted or withheld in such Purchaser’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Purchaser in any filing, announcement, release or otherwise.

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(c)               Other Confidential Information. Disclosure Failures; Disclosure Delay Payments. In addition to other remedies set forth in this Section 4.6, and without limiting anything set forth in any other Transaction Document, at any time after the Closing Date if the Company, any of its Subsidiaries, or any of their respective officers, directors, employees or agents, provides any Purchaser with material non-public information relating to the Company or any of its Subsidiaries (each, the “Confidential Information”), other than pursuant to a non-disclosure agreement between the Company and the Purchaser, the Company shall, on or prior to the applicable Required Disclosure Date (as defined below), publicly disclose such Confidential Information on a Current Report on Form 8-K or otherwise (each, a “Disclosure”). From and after such Disclosure, the Company shall have disclosed all Confidential Information provided to such Purchaser by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon such Disclosure, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Purchasers or any of their affiliates, on the other hand, shall terminate. In the event that the Company fails to effect such Disclosure on or prior to the Required Disclosure Date and such Purchaser shall have possessed Confidential Information for at least ten (10) consecutive Trading Days (each, a “Disclosure Failure”), then, as partial relief for the damages to such Purchaser by reason of any such delay in, or reduction of, its ability to buy or sell shares of Common Stock after such Required Disclosure Date (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to such Purchaser an amount in cash equal to the greater of (I) two percent (2%) of the aggregate Purchase Price and (II) the applicable Disclosure Restitution Amount, on each of the following dates (each, a “Disclosure Delay Payment Date”): (i) on the date of such Disclosure Failure and (ii) on every thirty (30) day anniversary such Disclosure Failure until the earlier of (x) the date such Disclosure Failure is cured and (y) such time as all such non-public information provided to such Purchaser shall cease to be Confidential Information (as evidenced by a certificate, duly executed by an authorized officer of the Company to the foregoing effect) (such earlier date, as applicable, a “Disclosure Cure Date”). Following the initial Disclosure Delay Payment for any particular Disclosure Failure, without limiting the foregoing, if a Disclosure Cure Date occurs prior to any thirty (30) day anniversary of such Disclosure Failure, then such Disclosure Delay Payment (prorated for such partial month) shall be made on the third (3rd) Business Day after such Disclosure Cure Date. The payments to which an Purchaser shall be entitled pursuant to this Section 4.6 are referred to herein as “Disclosure Delay Payments.” In the event the Company fails to make Disclosure Delay Payments in a timely manner in accordance with the foregoing, such Disclosure Delay Payments shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full.

(d)               For the purpose of this Agreement the following definitions shall apply:

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(i)                 “Disclosure Failure Market Price” means, as of any Disclosure Delay Payment Date, the price computed as the quotient of (I) the sum of the five (5) highest VWAPs (as defined in the Notes) of the Common Stock during the applicable Disclosure Restitution Period (as defined below), divided by (II) five (5) (such period, the “Disclosure Failure Measuring Period”). All such determinations to be appropriately adjusted for any share dividend, share split, share combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Disclosure Failure Measuring Period.

(ii)              “Disclosure Restitution Amount” means, as of any Disclosure Delay Payment Date, the product of (x) difference of (I) the Disclosure Failure Market Price less (II) the lowest purchase price, per share of Common Stock, of any Common Stock issued or issuable to such Purchaser pursuant to this Agreement or any other Transaction Documents, multiplied by (y) 10% of the aggregate daily dollar trading volume (as reported on Bloomberg (as defined in the Notes)) of the Common Stock on the Principal Market for each Trading Day either (1) with respect to the initial Disclosure Delay Payment Date, during the period commencing on the applicable Required Disclosure Date through and including the Trading Day immediately prior to the initial Disclosure Delay Payment Date or (2) with respect to each other Disclosure Delay Payment Date, during the period commencing the immediately preceding Disclosure Delay Payment Date through and including the Trading Day immediately prior to such applicable Disclosure Delay Payment Date (such applicable period, the “Disclosure Restitution Period”).

(iii)            “Required Disclosure Date” means (x) if such Purchaser authorized the delivery of such Confidential Information, either (I) if the Company and such Purchaser have mutually agreed upon a date (as evidenced by an e-mail or other writing) of Disclosure of such Confidential Information, such agreed upon date or (II) otherwise, the seventh (7th) calendar day after the date such Purchaser first received any Confidential Information or (y) if such Purchaser did not authorize the delivery of such Confidential Information, the first (1st) Business Day after such Purchaser’s receipt of such Confidential Information.

4.7              Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchaser.

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4.8              Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non- public information of the Company, unless prior thereto the Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that the Purchasers shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.9              Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt, (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

4.10          Indemnification of Purchasers. Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members and partners (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, members or partners (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any the Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of the Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by the Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance).

If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (x) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (y) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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4.11          Listing of Securities.

(a)                The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents 250% of such amount as may from time to time be required to fulfill its obligations in full under the Transaction Documents and shall confirm and adjust the adequacy of such reserve at least monthly.

(b)                If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 90th day after such date.

(c)                    The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock covering the Securities, (ii) take all steps necessary to cause the Underlying Shares to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchaser evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on such date on such Trading Market or another Trading Market.

4.12          Certain Transactions and Confidentiality.

(a)               Each Purchaser covenants, severally and not jointly, that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending on the earlier of (i) the Maturity Date of the Notes and (ii) the date such Purchaser’s Notes are no longer outstanding.

(b)               Each Purchaser covenants, severally and not jointly, that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, the Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules.

(c)               Except as set forth in Sections 4.12(a) and 4.12(b) above, the Company expressly acknowledges and agrees that (i) the Purchasers shall not be restricted from effecting transactions in any securities of the Company in accordance with applicable securities laws after the time that the transactions contemplated by this Agreement are first publicly announced, and (ii) the Purchaser shall not have any duty of confidentiality to the Company or its Subsidiaries after the transactions contemplated by this Agreement are first publicly announced.

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4.13          Form D; Blue Sky Filings. The Company shall file a Form D with respect to the Securities as required under Rule 506 of Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Purchasers and shall provide evidence of any such action so taken to the Purchasers and the placement agent.

4.14          Offerings of Variable Rate Securities. Save for the compliance with Company’s obligations to Leviston Resources LLC pursuant to a certain Equity Purchase Agreement dated 8 February 2018 or any equity structure which is on terms equal to or better than that provided in the aforementioned Equity Purchase Agreement (collectively, the “Equity Agreement”), until the expiration of 12 months from the final Closing Date of Securities sold hereunder, the Company shall not, directly or indirectly, (i) issue or sell any convertible securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of Common Stock at any time after the initial issuance of such convertible securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such convertible securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or (ii) enter into any agreement (including, without limitation, an “equity line of credit” or an “at-the-market offering”) whereby the Company or any of its subsidiaries may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). Notwithstanding the foregoing, the Company shall not make any sales pursuant to the Equity Agreement until the expiration of 12 months from the final Closing Date of Securities sold hereunder, without the prior written consent of each Purchaser. The Purchasers shall be entitled to obtain injunctive relief against the Company and its subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

4.15          Reporting Status. Until the date on which the Purchasers shall have sold all of the Underlying Securities (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

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ARTICLE V
MISCELLANEOUS

5.1              Termination. This Agreement may be terminated by Purchasers purchasing a majority in interest of the Notes at the Closing as to the Purchasers’ obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchaser, by written notice to the other parties, if the Closing has not been consummated on or before April 25, 2017; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

5.2              Fees and Expenses. The Company shall reimburse Purchasers or their counsel for attorney’s fees and expenses for the transactions contemplated by this Agreement, in an amount of $15,000 in the aggregate. The Company shall deliver to the Purchasers, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser. The Company shall also be directly responsible for the payment any fees or commissions payable to the placement agent for the offering, Aegis Capital Corp.

5.3              Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4              Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 4:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 4:00 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5              Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by each of the Company and 80% in interest of the Notes or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6              Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of a majority in interest of the Notes (other than by merger). A Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser.”

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5.8              No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10 and this Section 5.8.

5.9              Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10          Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11          Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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5.13          Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14          Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16          Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17          Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by the Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Purchaser’s election.

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5.18          Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled

s

5.19          Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20          Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21          WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.22          Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person or entity, other than the Company and its representatives, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, members, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PRECIPIO, INC.		Address for Notice:

By:		Fax:
Name:
Title:

With a copy to (which shall not constitute notice):

Goodwin Proctor LLP

620 Eight Avenue

New York, NY 10018

Attn.: Stephen M. Davis, Esq.

Facsimile: (212) 813-8804

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR PURCHASER FOLLOWS]

33

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount:

EIN Number:

Wire Instructions:

[SIGNATURE PAGES CONTINUE]

34

Annex A

CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of April____, 2018, the Purchasers shall purchase $1,809,400 principal amount of Notes from Precipio, Inc., a Delaware corporation (the “Company”), FOR A TOTAL PURCHASE PRICE OF $1,660,000. All funds will be wired into an account maintained by the Company. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date: April            , 2018

PURCHASE PRICE

Gross Proceeds to be Received	$1,660,000

I.	DISBURSEMENTS

Precipio, Inc.	$1,529,000
Euro Pacific Capital, Inc.	$116,000
Sichenzia Ross Ference Kesner LLP	$15,000

Total Amount Disbursed:	$1,660,000.00

PRECIPIO, INC.

By:
Name:
Title:

[INVESTORS]

By:
Name:
Title:

SCHEDULE A

SCHEDULE OF INVESTORS

Name and Address	Amount

Annex B

Form of 8% Senior Secured Convertible Promissory Note

EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Principal Amount: $[ $2,180,000, less any Nasdaq hold back ]

Original Issue Date: April [    ], 2018

PRECIPIO, INC.

8% SENIOR SECURED CONVERTIBLE

PROMISSORY NOTE

DUE APRIL [    ], 2019

THIS 8% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE is one of a series of duly authorized and validly issued 8% Senior Secured Convertible Promissory Notes of Precipio, Inc., a Delaware corporation, (the “Company”), having its principal place of business at 4 Science Park, New Haven, CT 06511, designated as its 8% Senior Secured Convertible Promissory Notes due 2019 (this note, the “Note” and, collectively with the other notes of such series, the “Notes”).

FOR  VALUE RECEIVED, the Company promises to pay to [            ] or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of [                  ] Thousand dollars ($             ) on the earlier of (i) the one year anniversary after the Original Issue Date hereof, or (ii) upon the closing of a Qualified Offering (the “Maturity Date”), or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. Any payment due as a result of a Qualified Offering shall be deemed to be an Optional Redemption and the Redemption Amount shall be paid in accordance with the terms and conditions of Section 6(b) herein. This Note is subject to the following additional provisions:

1

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 5(e).

“Authorized Failure Shares” shall have the meaning set forth in Section 4(c)(vi).

“Authorized Share Failure” shall have the meaning set forth in Section 4(c)(vi).

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Base Conversion Price” shall have the meaning set forth in Section 5(b).

“Beneficial Ownership Limitation” shall have the meaning set forth in   Section

4(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 4(c)(v).

2

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company (other than by means of conversion or exercise of the Notes and the Securities issued together with the Notes), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the date hereof), or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Company Notice Date” shall have the meaning set forth in Section 6(a).

“Conversion” shall have the meaning ascribed to such term in Section 4.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“Event of Default” shall have the meaning set forth in Section 8(a).

“Floor Price” means $.30 per share, unless otherwise mutually agreed among the Company and the Holders of 80% in interest of the Notes.

“Fundamental Transaction” shall have the meaning set forth in Section 5(e).

“Holder Notice Date” shall have the meaning set forth in Section 6(a).

3

“Indebtedness” shall have the meaning ascribed to such term in the Purchase Agreement.

“Late Fees” shall have the meaning set forth in Section 2(d).

“New York Courts” shall have the meaning set forth in Section 9(d).

“Note Register” shall have the meaning set forth in Section 2(c).

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Optional Redemption” shall have the meaning set forth in Section 6(a).

“Optional Redemption Date” shall have the meaning set forth in Section 6(a).

“Optional Redemption Notice” shall have the meaning set forth in Section 6(a).

“Optional Redemption Notice Date” shall have the meaning set forth in Section

6(a).

“Optional Redemption Period” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of April 20, 2018, among the Company and the Purchasers (as defined therein) and the other persons signatory thereto, as amended, modified or supplemented from time to time in accordance with its terms.

“Purchase Rights” shall have the meaning set forth in Section 5(c).

“Qualified Offering” means an offering of the Company’s securities, in one or a series of financings, in which the Company receives gross proceeds of at least $7,000,000.

“Redemption Amount” means the sum of 105%, if within 90 days of the Original Issue Date, 110% if within 180 days of the Original Issue Date, or 115% if after 180 days from the Original Issue Date, of (a) the then outstanding principal amount of the Note, (b) accrued but unpaid interest, and (c) all liquidated damages and other amounts due in respect of the Note.

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“Registration Statement” means a registration statement meeting the requirements of the Securities Act and covering the resale of the Underlying Shares by each Holder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(c)(ii).

“Successor Entity” shall have the meaning set forth in Section 5(e).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market other than the OTC Bulletin Board, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Notes then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Section 2.      Interest.   The Company shall pay interest to the Holder on the aggregate principal amount of this Note at the rate of 8% per annum, with one year of interest guaranteed, which amount shall be payable in full regardless of how long the this Note remains outstanding.

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Section 3.       Registration of Transfers and Exchanges; Registration Rights.

a)       Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b)       Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the    Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c)       Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.      Conversion.

a)       Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, this Note together with any accrued interest shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(d) hereof). The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the principal amount and accrued interest of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s).

b)       Conversion Price. The conversion price in effect on any Conversion Date shall be equal to greater of (x) $0.50 or $.05 above the closing bid price of the Common Stock on the date prior to the Original Issue Date (the “Conversion Price”). In the event this Note is not paid in full prior to 180 days after the Original Issue Date, the Conversion Price shall be equal to 80% of the lowest VWAP in the 10 trading days prior to the date of the notice of conversion, but in no event below the Floor Price.

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c)	Mechanics of Conversion.

i.       Conversion Shares Issuable. The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note, plus accrued interest by (y) the Conversion Price.

ii.       Delivery of Certificate Upon Conversion. Not later than two (2) Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder a certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of this Note. On or after the Effective Date (as defined the Purchase Agreement), the Company shall use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section 4(c) electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

iii.       Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Common Stock certificates issued to such Holder pursuant to the rescinded Notice of Conversion.

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iv.       Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Note shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 100% of the outstanding principal amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(c)(ii) by the Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Share Delivery Date until such certificates are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 8 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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v.       Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 4(c)(ii), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount, if any, by which (x) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Note in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 4(c)(ii). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Note with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

vi.       Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other Holder of the Notes), not less than such aggregate number of shares equal to two and one half times the number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the then outstanding principal amount of this Note and accrued interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable, and, if the Registration Statement is then effective under the Securities Act shall be registered for public resale in accordance with such Registration Statement.

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vii.       Insufficient Authorized Shares. If, notwithstanding Section 4(c)(v), and not in limitation thereof, at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the amount specified in Section 4(c)(v) (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the applicable amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. In the event that the Company is prohibited from issuing shares of Common Stock upon any conversion due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorized Failure Shares”), in lieu of delivering such Authorized Failure Shares to the Holder, the Company shall pay cash in exchange for the portion of the Note convertible into such Authorized Failure Shares at a price equal to the sum of the product of (x) such number of Authorized Failure Shares and (y) the greatest closing sale price of the Common Stock on any Trading Day during the period commencing on the date the Authorized Failure Shares should have been issued pursuant to the terms of this Note and ending on the date of such issuance of payment under this Section 4(c)(vi).

viii.       Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

ix.       Transfer Taxes and Expenses. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion.

d)       Holder’s Conversion Limitations.

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(i)       The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any Persons acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes or the Warrants) beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(d) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.      Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(d). Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

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Section 5.       Certain Adjustments.

a)       Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholder entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)       Subsequent Rights Offerings. If the Company, at any time while the Note is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holder) entitling them to subscribe for or purchase warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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c)       Pro Rata Distributions. If the Company, at any time while this Note is outstanding, shall distribute to all Holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Conversion Price shall be adjusted by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

d)       Fundamental Transaction. If at any time while this Note is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person and the Company is not the surviving entity, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which Holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the Holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 4(d) on the conversion of this Note), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 4(d) on the conversion of this Note). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Note and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 5(e) and shall, at the option of the holder of this Note, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Note (without regard to any limitations on the conversion of this Note) at the closing of such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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e)       Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

f)	Notice to the Holder.

i.       Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.       Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all Holder of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholder of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Note Register, at least 10 (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the Holder of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holder of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other   property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert this Note during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 6.      Redemption.

a)       Optional Redemption at Election of Company. Subject to the provisions of this Section 6(a), the Company may deliver a notice to the Holder (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of its irrevocable election to redeem some or all of the then outstanding principal amount of this Note for cash in an amount equal to the Redemption Amount on the 5th Trading Day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date”, such five Trading Day period, the “Optional Redemption Period” and such redemption, the “Optional Redemption”).

b)       Optional Redemption Procedure. The payment of cash pursuant to an Optional Redemption shall be payable on the Optional Redemption Date. If any portion of the payment pursuant to an Optional Redemption shall not be paid by the Company by the applicable due date, interest shall accrue thereon at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law until such amount is paid in full. Notwithstanding anything herein contained to the contrary, if any portion of the Optional Redemption Amount remains unpaid after such date, the Holder may elect, by written notice to the Company given at any time thereafter, to invalidate such Optional Redemption, ab initio. The Holder may elect to convert the outstanding principal amount and accrued interest of the Note pursuant to Section 4 prior to actual payment in cash for any redemption under this Section 6 by the delivery of a Notice of Conversion to the Company.

Section 7. Negative Covenants. As long as any portion of this Note remains outstanding, unless the Holder of at least 80% in principal amount of the then outstanding Notes shall have otherwise given prior written consent, the Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

a)       amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

b)       pay cash dividends or distributions on any equity securities of the Company;

c)       enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval);

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d)       incur, guarantee or assume or suffer to exist any Indebtedness, other than the Indebtedness evidenced by this Note and the other Notes, except for debt incurred for working capital, which is expressly subordinate in a form acceptable to the Purchasers to the rights of the Purchasers and for which no payments may be made at any time when Notes remain outstanding;

e)       redeem, repurchase or declare or pay any cash dividend or distribution on any of its capital stock;

f)       sell, lease, license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company and its Subsidiaries in the ordinary course of business consistent with its past practice for fair consideration, (ii) sales of inventory and product in the ordinary course of business consistent with past practice for fair consideration, and (iii) a sale or disposition of assets to a third party that has been approved by the independent members of the Board of Directors;

g)       fail to take all action necessary or advisable to maintain all of the Intellectual Property Rights (as defined in the Purchase Agreement) of the Company and/or any of its Subsidiaries that are necessary or material to the conduct of the business of the Company in full force and effect except in connection with the sale or disposition of assets to a third party that has been approved by the independent members of the Board of Directors; or

h)	enter into any agreement with respect to any of the foregoing.

Section 8.      Events of Default.

a)       “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.       any default in the payment of (A) the principal amount of any Note or (B) interest, liquidated damages and other amounts owing to the Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within 3 Trading Days after receipt of written notice of such default;

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ii.       the Company shall fail to observe or perform any other covenant or agreement contained in the Notes (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (xi) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) 10 Trading Days after the Company has become aware of such failure;

iii.       a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall have been declared under (A) any of the Transaction Documents or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is obligated (and not covered by clause (vi) below);

iv.       any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder shall be untrue or incorrect as of the date when made or deemed made except where such untrue or incorrect statement could not reasonably be expected to have a Material Adverse Effect (as defined in the Securities Purchase Agreement);

v.       the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event;

vi.       the Company or any Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $100,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vii.       the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within five Trading Days;

viii.       the Company shall be a party to any Change of Control Transaction or Fundamental Transaction or shall agree to sell or dispose of all or in excess of 50% of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction);

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ix.       the Company does not meet the current public information requirements under Rule 144 in respect of the Registrable Securities, subject to a cure period of 10 days;

x.       the Company shall fail for any reason to deliver certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to Section 4(c) or the Company shall provide at any time notice to the Holder, including   by way of public announcement, of the Company’s intention to not honor requests for conversions of any Notes in accordance with the terms hereof; or

xi.       any monetary judgment, writ or similar final process shall be entered or filed against the Company, any subsidiary or any of their respective property or other assets for more than $100,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b)       Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Note, plus accrued but unpaid interest, plus all interest that would have been earned through the Maturity Date if such interest has not yet accrued, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Redemption Amount. Commencing five days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. Upon the payment in full of the Redemption Amount, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 8(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 9.      Registration Rights. On and after August 22, 2018, if this Note shall then be outstanding, the Holder shall have a right to demand registration of the Conversion Shares under the Securities Act.

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a.       Resale Registration Statement. Upon written demand by the Holder (“Demand Notice”), the Company will file a registration statement (the “Registration Statement”), within thirty (30) days after written demand by the Holder (the “Filing Date”), covering the resale of all or such portion of the Conversion Shares as permitted by SEC Guidance, for an offering to be made on a continuous basis pursuant to Rule 415. The Company shall provide written notice to each other Holder of Notes within five days of receipt of the Demand Notice, providing such other Holders the opportunity to include their Conversion Shares on the Registration Statement. The Registration Statement filed shall be on Form S-3 or Form S-1, at the option of the Company. If the Company does not file a Registration Statement in accordance herewith by the Filing Date, then, in addition to any other rights the Holder may have hereunder or under applicable law, on the business day following the Filing Date and on each monthly anniversary of the business day following the Filing Date (if no registration statement shall have been filed by the Company in accordance herewith by such date), the Company shall pay to the Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% per month (pro-rata for partial months) based upon such Holder’s gross purchase price of Notes (calculated on a daily basis) paid under this Agreement until the Registration Statement is filed. The Company shall use its best efforts to cause the Registration Statement to be declared effective within 90 days of filing.

b.       Registration Procedures. Whenever required under this Section 9 to include Conversion Shares in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

(A)       Use its commercially best efforts to (i) cause such registration statement to become effective, and (ii) cause such registration statement to remain effective until such date as the sellers of Conversion Shares (the “Selling Holders”) have completed the distribution described in the registration statement. The Company will also use its commercially best efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the registration statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in the registration statement.

(B)       Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

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(C)       Furnish to the Selling Holders such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Conversion Shares owned by them.

(D)       Use commercially best efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(E)       Notify each Holder of Conversion Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Conversion Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(F)       Cause all such Conversion Shares registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted.

c.       Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 9 with respect to the Conversion Shares of any Selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Conversion Shares held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder’s Conversion Shares.

d.       Registration Expenses. The Company shall bear and pay all registration expenses incurred in connection with any registration, filing or qualification of Conversion Shares with respect to registration herewith for each Holder, but excluding (i) legal expenses of the Holders and (ii) any underwriting discounts and commissions relating to Conversion Shares.

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Section 10.      Miscellaneous.

a)       Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 9(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile number or address of the Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company, at the principal place of business of the Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

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b)       Nasdaq. The Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note, and the Holder of this Note shall not have the right to receive upon conversion of this Note any shares of Common Stock, if the issuance of such shares of Common Stock (taken together with any prior issuance of such shares upon the conversion of the Notes or otherwise pursuant to the terms of the Notes and the Shares issued pursuant to common stock purchase warrants issued in connection with the Securities Purchase Agreement) would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion of the Notes without breaching the Company’s obligations under the rules or regulations of the Nasdaq Capital Market (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Capital Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder. Until such approval or written opinion is obtained, no purchaser of the Notes pursuant to the Purchase Agreement (the “Purchasers”) shall be issued in the aggregate, upon conversion of Notes, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the principal amount of Notes issued to such Purchaser pursuant to the Purchase Agreement and the denominator of which is the aggregate principal amount of all Notes issued to the Purchasers as of the last Closing pursuant to the Purchase Agreement (with respect to each Purchaser, the “Exchange Cap Allocation”). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Notes, the transferee shall be allocated a pro rata portion of such Purchaser's Exchange Cap Allocation with respect to the portion of this Note so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. Upon conversion in full of a holder’s Notes, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder's conversion in full of such Notes shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the shares of Common Stock underlying the Notes then held by each such holder. In the event that the Company is prohibited from issuing any shares of Common Stock pursuant to this Section 10(b) (the “Exchange Cap Shares”), in lieu of issuing and delivering such Exchange Cap Shares to the Holder, the Company shall pay cash to the Holder in exchange for the cancellation of such conversion amount of this Note convertible into such Exchange Cap Shares at a price equal to the sum of (x) the product of (A) such number of Exchange Cap Shares and (B) the greatest closing price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Conversion Notice with respect to such Exchange Cap Shares to the Company and ending on the date immediately preceding the date of such payment under this Section 9(b) and (y) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Exchange Cap Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith.

c)       Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

d)       Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

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e)       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholder, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

f)       Amendments; Waiver. No provision of this Note may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by each of the Company and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion.

g)       Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

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h)       Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The Company may not assign this note or delegate any of its obligations hereunder without the written consent of the Holder. The Holder may assign this Note, in whole or in part, and its rights hereunder at any time without consent of Company.

i)       Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

j)       Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

*********************

(Signature Pages Follow)

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

PRECIPIO, INC.

By:
Name:
Title:

Facsimile No. for delivery of Notices:

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 8% Senior Secured Convertible Promissory Note due [xx] 2019 of Precipio, Inc., a Delaware corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Note, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect

Conversion:_____________________________

Principal Amount of Note to be Converted:

_______________________________________

Number of shares of Common Stock to be issued:

__________________________________________

Signature:_______________________________

Name:_________________________________

Address for Delivery of Common Stock Certificates:

Or

DWAC Instructions:

Broker No: ________

Account No: _________

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Schedule 1

CONVERSION SCHEDULE

The 8% Senior Secured Convertible Promissory Notes due 2019 in the aggregate principal amount of $[ ] is issued by Precipio, Inc., a Delaware corporation. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Note.

Dated:

Aggregate
Principal
Amount
Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Remaining Subsequent to Conversion	Company Attest
(or original
Principal
Amount)

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Annex C

Form of Warrant to Purchase Common Stock

COMMON STOCK PURCHASE WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR (IF REQUESTED BY THE COMPANY) TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY OR (II) RULE 144 PROMULGATED UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PRECIPIO, INC.

Warrant To Purchase Common Stock

Warrant No.: ____

Date of Issuance: April    , 2018 (“Issuance Date”)

Precipio, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [                ], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the date which is six months after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), [50% coverage one year; 50% coverage five years](subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 16. This Warrant is one of the Warrants to Purchase Common Stock (the “SPA Warrants”) issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the investor(s) thereunder (the “Purchaser” or “Purchasers” as applicable) referred to therein (the “Securities Purchase Agreement”).

1.                  EXERCISE OF WARRANT.

(a)               Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(e)), this Warrant may be exercised by the Holder on any day on or after the Issuance Date in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (in respect of such specific exercise, the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds if the Holder did not notify the Company in such Exercise Notice that such exercise was made pursuant to a Cashless Exercise (as defined in Section 1(c)). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant certificate and issuance of a new Warrant certificate evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant certificate after delivery of the Warrant Shares in accordance with the terms hereof. On or before the first (1st) Trading Day following the later of (i) the date on which the Company has received an Exercise Notice or (ii) the date on which the Company receives the Aggregate Exercise Price, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the second (2nd) Trading Day following the later of (i) the date on which the Company has received such Exercise Notice or (ii) if the Aggregate Exercise Price is not paid by the Holder within one (1) Trading Day following such exercise as contemplated above in this Section 1(a), the date on which the Company receives the Aggregate Exercise Price (such later date is referred to herein as the “Delivery Date”), the Company shall (X) provided that (I) the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and (II) either a Registration Statement (as defined in the Securities Purchase Agreement)) for the resale by the Holder of the applicable Warrant Shares to be issued pursuant to such Exercise Notice is effective or such Warrant Shares are otherwise eligible for resale pursuant to Rule 144 (as defined in the Securities Purchase Agreement), credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/ Withdrawal at Custodian system, or (Y) if either of the immediately preceding clauses (I) or (II) are not satisfied, issue and deliver to the Holder or, at the Holder’s instruction pursuant to the Exercise Notice, the Holder’s agent or designee, in each case, sent by reputable overnight courier to the address as specified in the applicable Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee (as indicated in the applicable Exercise Notice), for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be). If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then, at the request of the Holder and upon surrender hereof by the Holder at the principal office of the Company, the Company shall as soon as practicable and in no event later than three (3) Business Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(g)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes and fees which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

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(b)               Exercise Price. For purposes of this Warrant, “Exercise Price” means $[150% of closing price on issuance date], subject to adjustment as provided herein, or as such may be lowered by the Company.

(c)               Company’s Failure to Timely Deliver Securities. If the Company shall fail, for any reason or for no reason, to issue to the Holder on or before the applicable Delivery Date, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant (as the case may be), then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after such second (2nd) Trading Day that the issuance of such shares of Common Stock is not timely effected an amount equal to 2% of the product of (A) the aggregate number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date on which the Company could have issued such shares of Common Stock to the Holder without violating Section 1(a). In addition to the foregoing, if the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise or exchange hereunder (as the case may be) on or prior to the applicable Delivery Date, and if on or after such Delivery Date the Holder (or any other Person in respect, or on behalf, of the Holder) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such exercise or exchange that the Holder so anticipated receiving from the Company, then, in addition to all other remedies available to the Holder, the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise or exchange hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise or exchange hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Exercise Notice or Exchange Notice, as the case may be, and ending on the date of such issuance and payment under this clause (ii).

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(d)               Cashless Exercise. Notwithstanding anything contained herein to the contrary (other than Section 1(f) below), at any time when the Warrant Shares are not subject to an effective Registration Statement the Holder may, in its sole discretion (and without limiting the Holder’s rights and remedies contained herein or in any of the other Transaction Documents (as defined in the Securities Purchase Agreement)), exercise this Warrant in whole or in part and, as a cashless exercise of the Warrant with respect to the number of shares specified in “A” below and issue the “Net Number” of shares of Common Stock determined according to the following formula with respect thereto (a “Cashless Exercise”), as follows:

Net Number = (A x B) - (A x C)

                                      B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the arithmetic average of the Closing Sale Prices for the five (5) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(e)               Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof (including, without limitation, the Net Number), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed, provided that following such issuance to Holder such dispute shall be resolved in accordance with Section 13.

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(f)                Limitations on Exercises.

(i)                 Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its Affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable securities owned by the Holder or any of its Affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise (as the case may be). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined in the Securities Purchase Agreement) and the rules and regulations promulgated thereunder. The provisions of this paragraph shall not be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not amend or waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise or exchange of convertible or exercisable or exchangeable securities into Common Stock, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Securities Purchase Agreement.

(g)               Insufficient Authorized Shares. The Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock hereunder (without regard to any limitation otherwise contained herein with respect to the number of shares of Common Stock that may be acquirable upon exercise or exchange of this Warrant). If, notwithstanding the foregoing, and not in limitation thereof, at any time while any of the SPA Warrants remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of the SPA Warrants at least a number of shares of Common Stock equal to the number of shares of Common Stock as shall from time to time be necessary to effect the exercise or exchange of all of the SPA Warrants then outstanding (the “Required Reserve Amount”) (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the SPA Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy statement and shall use its commercially reasonable efforts to solicit its shareholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal.

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2.                  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a)               Stock Dividends and Splits. Without limiting any provision of Section 4, if the Company, at any time on or after the date of the Securities Purchase Agreement, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

(b)               Calculations. All calculations under this Section 2 shall be made by rounding to the nearest 1/1000th of cent and the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(c)               Other Events. (d) In the event that the Company shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2(c), provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

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3.                  RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if the Company, at any time prior to the Expiration Date, shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, indebtedness, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage), provided further, such Distribution shall be held in abeyance for the benefit of the Holder until such time as the Holder exercises this Warrant (whether in whole or in part), and subject to the foregoing proviso, upon each exercise of this Warrant the Company shall make such Distribution to the Holder with respect to each Warrant Share for which this Warrant is so exercised until such time as this Warrant has been exercised in full).

4.                  PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)               Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if the Company, at any time prior to the Expiration Date, grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage), provided further, such Purchase Rights shall be held in abeyance for the benefit of the Holder until such time as the Holder exercises this Warrant (whether in whole or in part), and subject to the foregoing proviso, upon each exercise of this Warrant the Company shall deliver such Purchase Rights to the Holder with respect to each Warrant Share for which this Warrant is so exercised until such time as this Warrant has been exercised in full).

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(b)               Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents related to this Warrant in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements confirming the obligations of the Successor Entity as set forth in this paragraph (b) and (c) and elsewhere in this Warrant and an obligation to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Notwithstanding the foregoing, at the election of the Holder upon exercise of this Warrant following a Fundamental Transaction, the Successor Entity shall deliver to the Holder, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of common stock (or its equivalent) of the Successor Entity (including its Parent Entity), or other securities, cash, assets or other property, which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant).

(c)               Black Scholes Value -- FT. Notwithstanding the foregoing and the provisions of Section 4(b) above, at the request of the Holder delivered at any time commencing on the earliest to occur of (x) the consummation of any Fundamental Transaction and (y) the Holder first becoming aware of any Fundamental Transaction through the date that is ninety (90) days after the public disclosure of the consummation of such Fundamental Transaction by the Company pursuant to a current Report on Form 8-K filed with the SEC, the Company or the Successor Entity, at the election of the Holder, shall purchase this Warrant from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Black Scholes Value -- FT.

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(d)               Application. (e) The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and shall be applied as if this Warrant (and any such subsequent warrants issued hereunder) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

5.                  NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation (as defined in the Securities Purchase Agreement), Bylaws (as defined in the Securities Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the SPA Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the SPA Warrants, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the SPA Warrants then outstanding (without regard to any limitations on exercise).

6.                  WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

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7.                  REISSUANCE OF WARRANTS.

(a)               Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(g)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(g)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(c)               Lost, Stolen or Mutilated Warrant Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(g)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(e)               Exchangeable for Multiple Warrants This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(g)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional shares of Common Stock shall be given.

(g)               Issuance of New Warrants Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(e), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8.                  PIGGY-BACK REGISTRATIONS. If at any time the Company shall determine to file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bona fide, employee benefit plans), the Company shall send to each Holder written notice of such determination and, if within fifteen (15) days after the effective date of such notice, such Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Warrant Shares such Holder requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Conversion Shares with respect to which such Holder has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Shares shall be made pro rata among the Holders seeking to include Conversion Shares in proportion to the number of Shares Securities sought to be included by such Holder.

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9.                  NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) as soon as practicable upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s) and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities, indebtedness, or other property pro rata to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information (to the extent it constitutes, or contains, material, non-public information regarding the Company shall be made known to the public prior to or in conjunction with such notice being provided to the Holder and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction. To the extent that any notice provided hereunder (whether under this Section 9 or otherwise) constitutes, or contains, material, non-public information regarding the Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the SEC (as defined in the Securities Purchase Agreement) pursuant to a Current Report on Form 8-K. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

10.              AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. The Holder shall be entitled, at its option, to the benefit of any amendment of any other similar warrant issued under the Securities Purchase Agreement. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

11.              SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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12.              GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

13.              CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date (as defined in the Securities Purchase Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

14.              DISPUTE RESOLUTION.

(a)               Disputes Over the Exercise Price, Closing Sale Price, Bid Price, the Black Scholes Value – FT or Fair Market Value.

(i)                 In the case of a dispute relating to the Exercise Price, the Closing Sale Price, the Closing Bid Price, the Bid Price, the Black Scholes Value – FT or fair market value (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute via facsimile (I) within two (2) Business Days after delivery of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (II) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to resolve such dispute relating to the Exercise Price, the Exchange Amount, the Exchange Price, the Closing Sale Price, the Closing Bid Price, the Bid Price, the Black Scholes Value – FT or fair market value (as the case may be) by 5:00 p.m. (New York time) on the second (2nd) Business Day following such delivery by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder shall select an independent, reputable investment bank reasonably acceptable to the Company to resolve such dispute.

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(ii)              The Holder and the Company shall each deliver to such investment bank (x) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 14(a) and (y) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (x) and (y) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii)            The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne by the Company (provided that such fees and expenses shall be borne equally by the Company and the Holder only if such investment bank’s determination of the disputed Exercise Price, Exchange Amount, Exchange Price, Closing Sale Price, Closing Bid Price, Bid Price, Black Scholes Value – FT or fair market value (as the case may be) was equal to or greater than 98% of the Company’s determination thereof that gave rise to the applicable dispute), and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b)               Disputes Over Arithmetic Calculation of Warrant Shares.

(i)                 In the case of a dispute as to the arithmetic calculation of the number of Warrant Shares, the Company or the Holder (as the case may be) shall submit the disputed arithmetic calculation via facsimile (i) within two (2) Business Days after delivery of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to resolve such disputed arithmetic calculation of the number of Warrant Shares by 5:00 p.m. (New York time) on the second (2nd) Business Day following such delivery by the Company or the Holder (as the case may be) of such disputed arithmetic calculation of the number of Warrant Shares to the Company or the Holder (as the case may be), then the Holder shall select an independent, reputable accountant or accounting firm to perform such disputed arithmetic calculation of the number of Warrant Shares.

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(ii)              The Holder and the Company shall each deliver to such accountant or accounting firm (as the case may be) (x) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 14(b) and (y) written documentation supporting its position with respect to such disputed arithmetic calculation of the number of Warrant Shares, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which the Holder selected such accountant or accounting firm (as the case may be) (the “Submission Deadline”) (the documents referred to in the immediately preceding clauses (x) and (y) are collectively referred to herein as the “Required Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Documentation by the Submission Deadline, then the party who fails to so submit all of the Required Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such accountant or accounting firm (as the case may be) with respect to such disputed arithmetic calculation of the number of Warrant Shares and such accountant or accounting firm (as the case may be) shall perform such disputed arithmetic calculation of the number of Warrant Shares based solely on the Required Documentation that was delivered to such accountant or accounting firm (as the case may be) prior to the Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such accountant or accounting firm (as the case may be), neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such accountant or accounting firm (as the case may be) in connection with such disputed arithmetic calculation of the number of Warrant Shares (other than the Required Documentation).

(iii)            The Company and the Holder shall cause such accountant or accounting firm (as the case may be) to perform such disputed arithmetic calculation and notify the Company and the Holder of the results no later than ten (10) Business Days immediately following the Submission Deadline. The fees and expenses of such accountant or accounting firm (as the case may be) shall be borne solely by the Company, and such accountant’s or accounting firm’s (as the case may be) arithmetic calculation shall be final and binding upon all parties absent manifest error.

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(c)               Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 14 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that each party is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 14, (ii) a dispute relating to the Exercise Price includes, without limitation, disputes as to (1) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 3(b), (2) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (3) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (4) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (5) whether a Dilutive Issuance occurred, (iii) the terms of this Warrant and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute (including, without limitation, determining (1) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 3(b), (2) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (3) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (4) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (5) whether a Dilutive Issuance occurred) and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Warrant and any other applicable Transaction Documents, (iv) the terms of this Warrant and each other applicable Transaction Document shall serve as the basis for the selected accountant’s or accounting firm’s performance of the applicable arithmetic calculation of the number of Warrant Shares, (v) for clarification purposes and without implication that the contrary would otherwise be true, disputes relating to matters described in Section 14(a) shall be governed by Section 14(a) and not by Section 14(b), (vi) the Holder (and only the Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 14 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 14 and (vii) nothing in this Section 14 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in Section 14(a) or Section 14(b)).

15.              REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

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16.              TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company.

17.              CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)               “Bid Price” means, for any security as of the particular time of determination, the bid price for such security on the Principal Market as reported by Bloomberg as of such time of determination, or, if the Principal Market is not the principal securities exchange or trading market for such security, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if no bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of all of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC) as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 14. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(b)               “Black Scholes Value” means the Black Scholes value of an option for one share of Common Stock at the date of the applicable Cashless Exercise, as such Black Scholes value is determined, calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Bid Price of the Common Stock as of Trading Day immediately preceding the Issuance Date (adjusted upward to the same extent that the Exercise Price hereunder has been adjusted upward pursuant to Section 2(a) hereof), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the Warrant as of the applicable Cashless Exercise, (iii) a strike price equal to the Exercise Price in effect at the time of the applicable Cashless Exercise, (iv) an expected volatility equal to 135%, and (v) a deemed remaining term of the Warrant of five (5) years [one (1) year](regardless of the actual remaining term of the Warrant).

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(c)               “Black Scholes Value -- FT” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request pursuant to Section 4(c), which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the earliest to occur of (x) the public disclosure of the applicable Fundamental Transaction, (y) the consummation of the applicable Fundamental Transaction and (z) the date on which the Holder first became aware of the applicable Fundamental Transaction and ending on the Trading Day of the Holder’s request pursuant to Section 4(c) and (2) the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 4(c), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 4(c) and (2) the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction or as of the date of the Holder’s request pursuant to Section 4(c) if such request is prior to the date of the consummation of the applicable Fundamental Transaction and (iv) an expected volatility equal to the greater of 135% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (x) the public disclosure of the applicable Fundamental Transaction, (y) the consummation of the applicable Fundamental Transaction and (z) the date on which the Holder first became aware of the applicable Fundamental Transaction.

(d)               “Bloomberg” means Bloomberg, L.P.

(e)               “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)                “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and the last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the average of the bid prices, or the ask prices, respectively, of all of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 14. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

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(g)               “Common Stock” means (i) the Company’s shares of common stock, $0.01 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(h)               “Common Stock Deemed Outstanding” means, as of the particular time of determination, the number of shares of Common Stock actually issued and outstanding at such time (but excluding any issued and outstanding shares of Common Stock owned or held by or for the account of the Company).

(i)                 “Convertible Securities” means any stock, note, debenture or other security (other than Options) that is, or may become, at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(j)                 “Eligible Market” means the NYSE MKT, the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Principal Market, the OTCBB, the OTCQX or the OTCQB (or any successor to any of the foregoing).

(k)               “Expiration Date” means the five (5) year [one (1) year] anniversary of the Issuance Date, or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(l)                 “Fundamental Transaction” means that except as contemplated in the Proposed Transactions (as that term is defined in the Purchase Agreement) (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person and the Company is not the surviving entity, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which Holder of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the Holder of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination).

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(m)             “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(n)               “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(o)               “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(p)               “Principal Market” means the Nasdaq Capital Market.

(q)               “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(r)                “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(s)                “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(t)                 “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the three highest closing bid prices and the three lowest closing ask prices of all of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

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18.              NASDAQ. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant, and the Holder of this Warrant shall not have the right to receive upon exercise of this Warrant any shares of Common Stock, if the issuance of such shares of Common Stock (taken together with any prior issuance of such shares upon the exercise of this Warrant and the Shares issuable upon conversion of the Notes issued pursuant to the Securities Purchase Agreement) would exceed the aggregate number of shares of Common Stock which the Company may issue without breaching the Company’s obligations under the rules or regulations of the Nasdaq Capital Market, regardless of whether the Company is at any time subject to such rules and regulations (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Capital Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder. Until such approval or written opinion is obtained, no purchaser of the Warrants pursuant to the Purchase Agreement (the “Purchasers”) shall be issued in the aggregate, upon exercise of Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the aggregate number of Warrants issued to such Purchaser pursuant to the Purchase Agreement and the denominator of which is the aggregate number of Warrants issued to the Purchasers pursuant to the Purchase Agreement (with respect to each Purchaser, the “Exchange Cap Allocation”). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Warrants, the transferee shall be allocated a pro rata portion of such Purchaser's Exchange Cap Allocation with respect to the portion of this Warrant so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. Upon exercise in full of a holder’s Warrants, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder's exercise in full of such Warrants shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Warrants then held by each such holder.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

PRECIPIO, INC.

By:
Name:
Title:

[Signature Page to Warrant to Purchase Common Stock]

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

PRECIPO, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Precipio, Inc., a Delaware corporation (the “Company”), evidenced by Warrant to Purchase Common Stock No. _______ (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.       Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________	a “Cashless Exercise” with respect to _______________ Warrant Shares.

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares, the Holder represents and warrants that the Exchange Amount is $___________ and, if the Company is permitted to elect to issue shares of Common Stock, ____________ shares of Common Stock are to be delivered to Holder as the Net Number pursuant to such Cashless Exercise, as further specified in Annex A to this Exercise Notice.

2.       Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares, the Holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.       Delivery of Warrant Shares and Net Number of shares of Common Stock. The Company shall deliver to Holder, or its designee or agent as specified below, __________ shares of Common Stock in respect of the exercise contemplated hereby. Delivery shall be made to Holder, or for its benefit, to the following address:

_______________________

_______________________

_______________________

_______________________

Date: _______________ __, ______

   Name of Registered Holder

By:

Name:

Title:

Account Number:
  (if electronic book entry transfer)

Transaction Code Number:
  (if electronic book entry transfer)

ANNEX A TO EXERCISE NOTICE

CASHLESS EXERCISE EXCHANGE CALCULATION

TO BE FILLED IN BY THE REGISTERED HOLDER TO EXCHANGE THIS

WARRANT TO PURCHASE COMMON STOCK FOR COMMON STOCK IN A

CASHLESS EXERCISE PURSUANT TO SECTION 1(d) OF THE WARRANT

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Net Number = (A x B) - (A x C)

                                       B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the arithmetic average of the Closing Sale Prices for the five (5) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

Date: _______________ __, ______

   Name of Registered Holder

By:

       Name:

       Title:

EXHIBIT B

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs Wells Fargo Shareowner Services to issue the above indicated number of shares of Common Stock.

PRECIPIO, INC.

By:
Name:
Title: